UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

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Dorian LPG Ltd.

(Name of Registrant as Specified in Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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June 12, 2015

To our Shareholders:

It is our pleasure to invite you to attend our 2015 Annual Meeting of Shareholders. The meeting will be held at 11 AM EST on July 23, 2015 at the offices of Seward & Kissel LLP, One Battery Park Plaza, New York, New York 10004.

The following Notice of Annual Meeting of Shareholders (the “Annual Meeting”) outlines the business to be conducted at the meeting.

This year we are using the Internet as our primary means of furnishing proxy materials to shareholders. Accordingly, most shareholders will not receive paper copies of our proxy materials. We instead sent shareholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose. We encourage you to review these materials and vote your shares.

You may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. If you attend the Annual Meeting, you may vote your shares in person, even if you have previously voted your proxy. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible to ensure that your shares will be represented and voted at the Annual Meeting.

We are proud that you have chosen to invest in Dorian LPG Ltd. On behalf of our management and directors, thank you for your continued support and confidence in 2015.

Very truly yours,

/s/ John Hadjipateras

John Hadjipateras

Chairman of the Board

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Notice of Annual Meeting of Shareholders of Dorian LPG Ltd.

27 Signal Road

Stamford, Connecticut 06902

Date of Meeting:	July 23, 2015

Time:	11 AM EST

Place:	One Battery Park Plaza, New York, New York 10004

Items of Business:	We are holding the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) for the following purposes:

• to elect three directors to serve on our Board of Directors until the 2018 annual meeting of shareholders;

•     to ratify the selection of Deloitte Hadjipavlou Sofianos & Cambanis S.A. (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending March 31, 2016;

•     to approve the adoption of the 2014 Equity Incentive Plan; and

• to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The attached proxy statement (the “Proxy Statement”) describes these items in more detail. As of the date of this notice, we have not received notice of any other matters that may be properly presented at the Annual Meeting.

Record Date:	June 1, 2015

Voting:

We strongly encourage you to vote. Please vote as soon as possible, even if you plan to attend the Annual Meeting in person. You have three options for submitting your vote prior to the date of the Annual Meeting: Internet, telephone or mail. In accordance with New York Stock Exchange (“NYSE”) rules, your broker will not be able to vote your shares with respect to any non-routine matters if you have not given your broker specific instructions to do so. The only routine matter to be voted on at the Annual Meeting is the ratification of the selection of our independent registered public accounting firm for the fiscal year ending March 31, 2016 (Proposal No. 2). The election of directors (Proposal No. 1) and the adoption of the 2014 Equity Incentive Plan (Proposal No. 3) are considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with such proposals.

Date These Proxy Materials Are First Being Made

Available on the Internet:	June 12, 2015

By order of the Board of Directors

/s/ John Hadjipateras
John Hadjipateras
Chairman of the Board
June 12, 2015

(ii)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on JuLY 23, 2015:

The Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended March 31, 2015 are available at www.edocumentview.com/LPG.

(iii)

EXPLANATORY NOTE

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the JOBS Act. In addition, as an emerging growth company, we are not required to conduct votes seeking shareholder approval on an advisory basis of (1) the compensation of our named executive officers or the frequency with which such votes must be conducted or (2) compensation arrangements and understandings in connection with merger transactions, known as “golden parachute” arrangements.

Under the JOBS Act, we will remain an “emerging growth company” until the earliest of: (i) the last day of the fiscal year during which we have total annual gross revenues of $1 billion or more (as adjusted every five years for inflation); (ii) the last day of the fiscal year following the fifth anniversary of the completion of our initial public offering on May 13, 2014 (the “IPO”); (iii) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; and (iv) the date on which we are deemed to be a “large accelerated filer” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We will qualify as a large accelerated filer as of the first day of the first fiscal year after (1) we have at least $700 million in outstanding voting and non-voting common equity held by our non-affiliates, as measured as of the last business day of the second quarter of the fiscal year, (2) we have been subject to the requirements of Sections 13(a) or 15(d) of the Exchange Act for a period of at least 12 calendar months, and (3) we are not eligible to use the requirements for smaller reporting companies in our annual and quarterly reports.

(iv)

(This Page Intentionally Left Blank)

(v)

(vi)

(vii)

DORIAN LPG LTD.

27 Signal Road

Stamford, Connecticut 06902

Proxy Statement

Proxy Solicitation and Voting Information

The Board of Directors (the “Board” or “Board of Directors”) of Dorian LPG Ltd. (“we,” “us,” the “Company” or “Dorian”) solicits your proxy for our 2015 Annual Meeting of Shareholders to be held at 11 AM EST on July 23, 2015 at the offices of Seward & Kissel LLP, One Battery Park Plaza, New York, New York 10004, and for any adjournment or postponement of the meeting, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

Questions and Answers About the Annual Meeting and Voting

Why am I receiving these proxy materials?

The proxy materials include our Notice of Annual Meeting of Shareholders, Proxy Statement and annual report on Form 10-K for the fiscal year ended March 31, 2015. If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instructions form for the Annual Meeting. Our Board of Directors has made these materials available to you in connection with the solicitation of proxies by the Board. The proxies will be used at our Annual Meeting, or any adjournment or postponement thereof. We made these materials available to shareholders beginning on or about June 12, 2015.

Our shareholders are invited to attend the Annual Meeting and vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote by completing, signing, dating and returning a proxy card or by executing a proxy via the Internet or by telephone.

How can I access the proxy materials on the Internet?

In accordance with U.S. Securities and Exchange Commission (the “SEC”) rules, we are using the Internet as the primary means of furnishing proxy materials to shareholders. Accordingly, most shareholders will not receive paper copies of our proxy materials. We instead sent shareholders a Notice of Internet Availability of the Proxy Materials (the “Notice”) with instructions for accessing via the Internet the proxy materials including the Notice of Annual Meeting of Shareholders, Proxy Statement and annual report on form 10-K for the fiscal year ended March 31, 2015, and for voting via the Internet or by telephone. The Notice was mailed on or about June 10, 2015. The Notice also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose. Additionally, and in accordance with SEC rules, you may access our proxy materials at www.edocumentview.com/LPG.

The Notice provides you with instructions regarding how to:

•	view the proxy materials for the Annual Meeting on the Internet and execute a proxy; and

•	instruct us to send future proxy materials to you in printed form or electronically by e-mail.

Choosing to receive future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

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Who can vote?

Only shareholders of record of our common stock at the close of business on June 1, 2015 (the “record date”), may vote, either in person or by proxy, at the Annual Meeting. On the record date, we had 58,057,493 shares of common stock outstanding. You are entitled to one vote for each share of common stock that you owned on the record date. The shares of common stock held in our treasury, which are not considered outstanding, will not be voted.

How do I know if I am a beneficial owner of shares?

If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “voting instructions form.” If you request printed copies of the proxy materials by mail, you will receive a voting instructions form.

What am I voting on?

You will be voting on each of the following:

•	to elect three directors to serve on our Board until the 2018 annual meeting of shareholders;

•	to ratify the selection of our independent registered public accounting firm for the fiscal year ending March 31, 2016;

•	to approve the adoption of the 2014 Equity Incentive Plan; and

•	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

As of the date of this Proxy Statement, the Board knows of no other matters that will be brought before the Annual Meeting. If you return your signed and completed proxy card or vote by telephone or over the Internet and other matters are properly presented at the Annual Meeting for consideration, the persons appointed as proxies will have the discretion to vote for you.

How do I vote?

You may vote using one of the following methods:

•	Over the Internet. If you have access to the Internet, we encourage you to vote in this manner. Refer to your Notice for instructions on voting via the Internet and carefully follow the directions.

•	By telephone. You may vote by calling the toll-free telephone number listed on your proxy card or the voting instructions form. Refer to your Notice for instructions on voting by telephone and carefully follow the directions.

•	By mail. For those shareholders who request to receive a paper proxy card or voting instructions form in the mail, you may complete, sign and return the proxy card or voting instructions form.

•	In person at the Annual Meeting. All shareholders of record may vote in person at the Annual Meeting. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it with your ballot to be able to vote at the Annual Meeting. Even if you plan to be present at the Annual Meeting, we encourage you to vote your shares prior to the Annual Meeting date via the Internet, by telephone or by mail in order to record your vote promptly, as we believe voting this way is convenient.

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Instructions for voting via the Internet, by telephone or by mail are also set forth on the proxy card or voting instructions form. Please follow the directions on these materials carefully.

Can I change my mind after I vote?

You may change your vote at any time before the polls close at the Annual Meeting. You may do this by using one of the following methods:

•	voting again by telephone or over the Internet prior to 11:59 PM EST on July 22, 2015;

•	giving timely written notice to the Secretary of our Company;

•	delivering a timely later-dated proxy; or

•	voting in person at the Annual Meeting.

If you hold your shares through a broker, bank or other nominee, you may revoke any prior voting instructions by contacting that firm or by voting in person via legal proxy at the Annual Meeting.

How many votes must be present to hold the Annual Meeting?

In order for us to conduct the Annual Meeting, the shareholders representing at least one-third of the shares issued and outstanding and entitled to vote at the Annual Meeting as of June 1, 2015 must be present at the Annual Meeting in person or by proxy. This is referred to as a quorum. Abstentions and “broker non-votes” (shares held by a broker or nominee that does not have discretionary authority to vote on a particular matter and has not received voting instructions from its client) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Your shares will be counted as present at the Annual Meeting if you do one of the following:

•	vote via the Internet or by telephone;

•	return a properly executed proxy by mail (even if you do not provide voting instructions); or

•	attend the Annual Meeting and vote in person.

If a quorum is not present at the Annual Meeting or, even if a quorum is present and sufficient votes in favor of the positions recommended by the Board of Directors on the proposals described in this Proxy Statement are not timely received, a majority of the total number of votes represented by those shares present, in person or by proxy, at the Annual Meeting will have the power to adjourn the meeting. If the Annual Meeting is adjourned for reasons other than a lack of quorum, no further notice of the adjourned meeting will be required to permit further solicitation of proxies, other than an announcement at the Annual Meeting, unless a new record date for the Annual Meeting is set.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, your shares will not be voted if you do not vote them or provide a proxy.

If your shares are held in the name of a brokerage firm or other nominee, under rules of the NYSE, your broker may vote your shares on “routine” matters even if you do not provide a proxy. The only routine matter to be voted on at the Annual Meeting is the ratification of the selection of our independent registered public accounting firm for the fiscal year ending March 31, 2016. If a brokerage firm votes your shares on a routine matter in accordance with these rules, your shares will count as present at the Annual Meeting for purposes of establishing a quorum and will count as “FOR” votes or “AGAINST” votes, as the case may be, depending on how the broker votes. If a brokerage firm signs and returns a proxy on your behalf that does not contain voting instructions, your shares will count as present at the Annual Meeting for quorum purposes and will be voted in connection with the selection of our independent registered public accounting firm for the fiscal year ending March 31, 2016, but will not count as a “FOR” vote for any other matter, including the election of directors.

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What are broker non-votes?

A “broker non-vote” occurs when a broker, bank or other nominee that holds our common stock for a beneficial owner returns a proxy to us but cannot vote the shares it holds as to a particular matter because it has not received voting instructions from the beneficial owner and the matter to be voted on is not “routine” under the NYSE rules.

What if I return my proxy but do not provide voting instructions?

If you hold your shares directly in your own name, and you sign and return your proxy card (including over the Internet or by telephone) but do not include voting instructions, your proxy will be voted as the Board recommends on each proposal.

What vote is required to adopt each of the proposals?

Each share of our common stock outstanding on the record date is entitled to one vote on each of the three director nominees and one vote on each other matter.

Proposal 1. Election of Directors. As set forth in Article I of our articles of incorporation (the “Articles of Incorporation”), directors will be elected by a plurality of votes cast by holders entitled to vote in the election. This means that the three nominees receiving the highest number of “FOR” votes will be elected as Class II directors. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal. For your vote to be counted, you must submit your voting instructions to your broker or custodian. Broker non-votes will not be counted as present and are not entitled to vote on this proposal. Abstentions will not be counted in determining whether this proposal has been approved.

Proposal 2. Ratification of Deloitte as Auditor for the Fiscal Year Ending March 31, 2016. As set forth in Section 7 of our bylaws, the affirmative vote of a majority of the votes cast by holders present, in person or by proxy, at the Annual Meeting is required to ratify the appointment of Deloitte by the Company’s audit committee (the “Audit Committee”) as the Company’s independent auditors for the fiscal year ending March 31, 2016. Even if you do not instruct your broker how to vote with respect to this item, your broker may vote your shares with respect to this proposal. Abstentions will not be counted in determining whether this proposal has been approved. Broker non-votes will be counted as present and entitled to vote on the proposal.

Proposal 3. Approval of the 2014 Equity Incentive Plan. The affirmative vote of a majority of the votes cast by holders present, in person or by proxy, at the Annual Meeting is required to approve the adoption of the 2014 Equity Incentive Plan. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal. Abstentions will not be counted in determining whether this proposal has been approved. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

When will the voting results be announced?

We will announce preliminary voting results at the Annual Meeting. We will report final results on our website at www.dorianlpg.com and in a filing with the SEC on a Form 8-K.

Annual Meeting Admission

Only shareholders and certain other permitted attendees may attend the Annual Meeting. Please note that space limitations make it necessary to limit attendance to shareholders and one guest. Admission to the Annual Meeting will be on a first-come, first-served basis. Proof of Dorian LPG Ltd. stock ownership as of the record date, along with photo identification, will be required for admission. Shareholders holding stock in an account at a brokerage firm, bank, broker-dealer or other similar organization (“street name” holders) will need to bring a copy of a brokerage statement reflecting their stock ownership as of the record date. No cameras, recording equipment, electronic devices, use of cell phones or other mobile devices, large bags or packages will be permitted at the Annual Meeting.

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Expenses of Solicitation

We pay all costs of soliciting proxies, including the cost of preparing, assembling and mailing the Notice, Proxy Statement and proxy. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone or by other electronic means. We may pay persons holding shares for others their expenses for sending proxy materials to their principals. While we presently intend that solicitations will be made only by directors, officers and employees of the Company, we may retain outside solicitors to assist in the solicitation of proxies. Any expenses incurred in connection with the use of outside solicitors will be paid by us.

Householding

To reduce the expense of delivering duplicate proxy materials to our shareholders, we are relying on the SEC rules that permit us to deliver only one set of proxy materials, including our proxy statement, our annual report on form 10-K for the fiscal year ended March 31, 2015 and the Notice, to multiple shareholders who share an address unless we receive contrary instructions from any shareholder at that address. This practice, known as “householding,” reduces duplicate mailings, thus saving printing and postage costs as well as natural resources. Each shareholder retains a separate right to vote on all matters presented at the Annual Meeting. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you wish to receive a separate copy of the annual report on form 10-K for the fiscal year ended March 31, 2015 or other proxy materials free of charge, or if you wish to receive separate copies of future annual reports or proxy materials, please mail your request to Dorian LPG Ltd., c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, Connecticut 06902, attention: Investor Relations, or call us at (203) 674-9900.

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Proposal 1

Election of Directors

Our Board of Directors is divided into three classes: Class I, Class II and Class III. Pursuant to our Articles of Incorporation, each class of directors consists, as nearly as possible, of one-third of the total number of directors. The total number of directors on the Board may be fixed from time to time by a vote of not less than two-thirds of the number of directors constituting the Board, excluding vacancies. Additionally, the Board is authorized to fill any vacancy on the Board, including directorships resulting from an increase in the number of directors, by a majority vote of the directors then in office. By the requisite vote, the size of our Board of Directors was set at ten directors effective May 1, 2015. There currently exists a vacancy on Class I of our Board of Directors.

Each director is elected to serve for a three-year term and until such director’s successor is duly elected and qualified, except in the event of his death, resignation, removal or earlier termination of his term of office. However, because our Board was only formed when we incorporated in 2013, and a director election occurs each year, our initial Class I and II directors were appointed to serve terms of only one and two years, respectively. The terms of our Class I and III directors will expire in 2017 and 2016, respectively, and the terms of our Class II directors will expire at the Annual Meeting.

Our Class I directors, whose term expires at the annual meeting of shareholders in 2017, currently include Christina Tan and Thomas Coleman. Mr. Coleman was reelected at the annual meeting of shareholders in 2014. Ms. Tan was appointed by the Board to serve as a director effective May 1, 2015, when Nigel Widdowson and Eric Fabrikant, who had previously been reelected alongside Mr. Coleman, resigned from our Board.

Our Class II directors, whose terms conclude at this year’s Annual Meeting, currently include Øivind Lorentzen, Ted Kalborg and John Lycouris. Øivind Lorentzen and John Lycouris have served as directors since July 2013. The Board appointed Ted Kalborg effective December 12, 2014. Robert Bugbee had also served as a Class II director until he resigned effective October 29, 2014. Upon recommendation of our nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”), our Board has nominated Messrs. Lorentzen, Lycouris and Kalborg for re-election as Class II directors to serve until the annual meeting of shareholders in 2018.

Our Class III directors, whose term expires at the annual meeting of shareholders in 2016, currently include Malcolm McAvity, Charles Fabrikant, David Savett and John Hadjipateras. Messrs. Charles Fabrikant and John Hadjipateras have served since our formation in July 2013 and Mr. Savett has served since April 2014. Mr. McAvity was appointed by the Board effective January 28, 2015.

Except as indicated herein, there are no arrangements or understandings between any director, or nominee for directorship, pursuant to which such director or nominee was selected as a director or nominee. Mr. Savett was appointed to our Board following completion of a private placement of 1,412,698 common shares of the Company to BH Logistics. In connection with the private placement, the Company agreed with BH Logistics that the Company’s Board would appoint Mr. Savett to the Board upon closing of the private placement.

If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, the persons named as proxy holders will vote your proxy for the election of such substitute nominee as may be designated by the Board in accordance with Article I of our Articles of Incorporation to fill the vacancy. The Board of Directors has no reason to believe any of the nominees will be unable or unwilling to serve if elected.

Pursuant to our Articles of Incorporation, directors are elected by the affirmative vote of a plurality of the votes cast by the holders of shares present, in person or by proxy, and entitled to vote on the election of directors. This means that the three nominees receiving the highest numbers of “FOR” votes at the Annual Meeting by the holders of shares of our common stock will be elected as Class II directors.

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Nominees for Election for a Three-Year Term Expiring at the 2018 Annual Meeting of Shareholders

Set forth in the table below is a list of our director nominees, together with certain biographical information, including their ages as of the date of this Proxy Statement.

Name	Age	Principal Occupation
Øivind Lorentzen	65	Non-Executive Vice Chairman, SEACOR Holdings, Inc.
John Lycouris	65	Chief Executive Officer, Dorian LPG (USA) LLC
Ted Kalborg	64	Founder, Tufton Oceanic Group

Øivind Lorentzen has served as a director of the Board since July 2013. Mr. Lorentzen has been Non-Executive Vice Chairman of SEACOR Holdings Inc. since earlier this year, prior to which he was its Chief Executive Officer. From 1990 until September 2010, Mr. Lorentzen was President of Northern Navigation America, Inc., an investment management and ship-owning agency company concentrating in specialized marine transportation and ship finance. From 1979 to 1990, Mr. Lorentzen was Managing Director of Lorentzen Empreendimentos S.A., an industrial and shipping group in Brazil, and he served on its board of directors until December 2005. From 2000 to 2008, Mr. Lorentzen was Chairman of NFC Shipping Funds, a leading private equity fund in the maritime industry. Mr. Lorentzen is a director of Blue Danube, Inc., a privately owned inland marine service provider, and a director of Genessee & Wyoming Inc., an owner and operator of short line and regional freight railroads. Mr. Lorentzen earned his undergraduate degree at Harvard College and his MBA from Harvard Business School. Mr. Lorentzen’s expertise in the maritime and shipping industries provides him the important qualifications and skills to serve as a member of our Board of Directors.

John Lycouris has served as Chief Executive Officer of Dorian LPG (USA) LLC and a director of the Company since our inception in July 2013. In 1993, Mr. Lycouris joined Eagle Ocean Transport Inc. (“Eagle Ocean Transport” or “Eagle Ocean”), which provides chartering, sale and purchase, protection and indemnity and insurance and shipping finance services. At Eagle Ocean, Mr. Lycouris has attended to a multitude of sale and purchase contracts and pre- and post-delivery financing of newbuilding and secondhand vessels in the tanker, LPG, and dry bulk sectors. Mr. Lycouris’s responsibilities include investment strategy for a number of portfolios on behalf of domestic and foreign principals represented by Eagle Ocean. Before joining Eagle Ocean, Mr. Lycouris served as Director of Peninsular Maritime Ltd., a ship brokerage firm, which he joined in 1974, and managed the Finance and Accounts departments. Mr. Lycouris graduated from Cornell University, where he earned an MBA, and from Ithaca College with a BS. Mr. Lycouris’s successful leadership and executive experience, along with his deep knowledge of the commercial, technical and operational aspects of shipping in general and LPG shipping in particular, provide him the qualifications and skills to serve as a member of our Board of Directors.

Ted Kalborg has served as a director of the Company since December 12, 2014. Mr. Kalborg is the founder of the Tufton Group, a fund management group he founded in 1985 that specializes in the shipping and energy sectors. The group manages hedge funds and private equity funds. Mr. Kalborg’s primary focus has been corporate reorganizations and he has served on the board of Hafnia Tankers, a Norwegian OTC-listed tanker company that was recently reorganized, since 2014. Mr. Kalborg holds a BA from Stockholm School of Economics and received an MBA from Harvard Business School. Mr. Kalborg’s diversified experience in the oil drilling, shipping, and investment industries, his specialty in maritime and transportation fund management, and his extensive background serving as director of several other companies equip him with the qualifications and skills to act as a member of our Board of Directors.

The Board of Directors recommends you vote “FOR” each named nominee.

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Directors Continuing in Office Until the 2016 Annual Meeting of Shareholders

Set forth in the table below is a list of our directors continuing in office until the 2016 annual meeting, together with certain biographical information, including their ages as of the date of this Proxy Statement.

Name	Age	Principal Occupation
John Hadjipateras	64	President and Chief Executive Officer of Dorian LPG Ltd.; President, Dorian LPG (USA) Ltd.
Charles Fabrikant	70	Officer, SEACOR Holdings Inc.; President, Fabrikant International Corporation
David G. Savett	33	Managing Partner at BH Logistics
Malcolm McAvity	64	Retired Vice Chairman of Phibro LLC

John Hadjipateras has served as Chairman of the Board and as our President and Chief Executive Officer and as President of Dorian LPG (USA) LLC since our inception in July 2013. Mr. Hadjipateras has been actively involved in the management of shipping companies since 1972. From 1972 to 1992, Mr. Hadjipateras was the Managing Director of Peninsular Maritime Ltd. in London and subsequently served as President of Eagle Ocean. He has served as a member of the boards of the Greek Shipping Co-operation Committee and of the Council of INTERTANKO, and has been a member of the Baltic Exchange since 1972 and of the American Bureau of Shipping since 2011. He also served on the Board of Advisors of the Faculty of Languages and Linguistics of Georgetown University and is a trustee of Kidscape, a leading U.K. charity organization. He was a Director of SEACOR Holdings Inc., a global provider of marine transportation equipment and logistics services, from 2000 to 2013. We believe that Mr. Hadjipateras’s expertise in the maritime and shipping industries provides him the qualifications and skills to serve as a member of our Board of Directors.

Charles Fabrikant has served as a director of the Board since July 2013. Mr. Fabrikant currently serves as Executive Chairman of the Board and an officer and a director of SEACOR Holdings Inc. and several of its subsidiaries. Mr. Fabrikant is a director of Diamond Offshore Drilling, Inc., a contract oil and gas driller and Hawker Pacific Airservices Limited, an aviation sales product support company. Mr. Fabrikant serves as the Non-Executive Chairman of the Board of Era Group Inc., an international helicopter operator. He served as the President and Chief Executive Officer of Era Group Inc. from October 2011 through April 2012. He is also President of Fabrikant International Corporation, a privately owned corporation engaged in marine investments. Mr. Fabrikant is a graduate of Columbia University School of Law and Harvard University. We believe that Mr. Fabrikant’s expertise in the maritime and shipping industries provide him the qualifications and skills to serve as a member of our Board of Directors.

David G. Savett has served as a director of our Board since April 2014. Since December 2012, Mr. Savett has been a Managing Partner at BH Logistics, LP (“BH Logistics”) a privately held advisory and investment firm that primarily focuses on the energy, infrastructure, logistics and environmental services sectors. Prior to joining BH Logistics, Mr. Savett spent six years at Crédit Suisse as a Director in the Global Commodities Group where he served as Head of Physical Natural Gas Trading and Head of Texas Electricity Trading. Mr. Savett was also influential in Crédit Suisse’s commodity structuring and marketing initiatives, collaborating with the broader investment bank to bring commodity solutions to project financings, acquisitions, and dividend recapitalizations. Prior to joining Crédit Suisse, Mr. Savett worked at Bank of America for four years in the Global Commodities Group and, earlier, the Energy & Power Investment Banking Group. At Bank of America, Mr. Savett was responsible for starting the NGL trading business and managing the bank’s NGL trading portfolio. Mr. Savett holds a BA from Emory University where he majored in Economics. We believe that Mr. Savett’s experience in energy finance, which has covered trading, portfolio management, structuring, sales and investment banking provides him the qualifications and skills to serve as a member of our Board of Directors.

Malcolm McAvity has served as a director of the Company since January 2015. Mr. McAvity formerly served as Vice Chairman of Phibro LLC, one of the world’s leading international commodities trading firms, from 1986 through 2012. Mr. McAvity has held various positions trading crude oil and other commodities. Mr. McAvity earned a BA from Stanford University and an MBA from Harvard University. We believe that Mr. McAvity’s experience in commodities trading provides him the qualifications and skills to serve as a member of our Board of Directors.

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Directors Continuing in Office Until the 2017 Annual Meeting of Shareholders

Set forth in the table below is a list of our directors continuing in office until the 2017 annual meeting, together with certain biographical information, including their ages as of the date of this Proxy Statement.

Name	Age	Principal Occupation
Thomas J. Coleman	48	Co-Founder and Co-President, Kensico Capital Management Corporation
Christina Tan	62	Executive Director, MT Maritime Management Group

Thomas J. Coleman has served as a director of the Board since September 2013. Mr. Coleman has served as co-Founder and co-President of Kensico Capital Management Corporation (Kensico) since 2000. Mr. Coleman is also the co-principal of each of Kensico’s affiliates. Prior to working with Kensico and its affiliates, Mr. Coleman was employed by Halo Capital Partners (“Halo”). Prior to his employment at Halo, Mr. Coleman founded and served as Chief Executive Officer and a director of PTI Holding Inc. from 1990 until 1995. From October 2012 until January 2014, Mr. Coleman served as a director of WebMD. From February 2011 until its sale in January 2012, Mr. Coleman served as a director of Tekelec, a publicly traded global provider of core network solutions. We believe that Mr. Coleman’s deep knowledge of corporate finance provides him the qualifications and skills to serve as a member of our Board of Directors.

Christina Tan has served as a director of the Company since May 1, 2015. Ms. Tan is an Executive Director of the MT Maritime Management Group (“MTM Group”), a position she has held since 1991. Ms. Tan has been an officer with the MTM Group for over 30 years, performing in a variety of capacities, including finance and chartering, and has also been a board member of Northern Shipping Funds since 2008. For eight years prior to joining MTM Group, Ms. Tan was Vice President of Finance & Trading for Socoil Corporation, a major Malaysian palm oil refiner and trading company. Ms. Tan earned a BA in Economics and Mathematics from Western State College of Colorado. We believe that Ms. Tan’s long-standing experience in the shipping industry and in maritime investments provide her the qualifications and skills to serve as a member of our Board of Directors.

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Executive Officers

John Hadjipateras, 64 has served as Chairman of the Board and as our President and Chief Executive Officer and as President of Dorian LPG (USA) LLC since our inception in July 2013. See “Proposal 1. Election of Directors—Directors Continuing in Office Until the 2016 Annual Meeting.”

John Lycouris, 65, has served as Chief Executive Officer of Dorian LPG (USA) LLC and a director of the Company since our inception in July 2013. See “Proposal 1. Election of Directors—Nominees for Election for a Three-Year Term Expiring at the 2018 Annual Meeting.”

Alexander C. Hadjipateras, 35, has served as Executive Vice President of Business Development of Dorian LPG (USA) LLC since July 2013 and is the son of John Hadjipateras. Mr. Hadjipateras’s main areas of focus are business development and commercial strategy, and he also assists in the management of the Company’s operations in Athens, Greece. Since joining Eagle Ocean in 2006, Mr. Hadjipateras has been involved in managing its Aframax and Very Large Gas Carrier newbuilding program at Sumitomo Shipyard in Japan and Hyundai Heavy Industries in South Korea, and also has participated in its Aframax spot chartering from Highbury. Mr. Hadjipateras has worked closely with oil majors to secure approval for future time charter and newbuilding business development opportunities. Prior to joining Eagle Ocean, Mr. Hadjipateras worked as a Business Development Manager at Avenue A | Razorfish, a leading digital consultancy and advertising agency based in San Francisco. Mr. Hadjipateras graduated from Georgetown University with a BA in history.

Theodore B. Young, 47, has served as our Chief Financial Officer, Treasurer and Principal Financial and Accounting Officer since July 2013, as Chief Financial Officer and treasurer of Dorian LPG (USA) LLC since July 2013, and as head of corporate development for Eagle Ocean from 2011 to 2013. From 2004 to 2011, Mr. Young was a Senior Managing Director and member of the Investment Committee at Irving Place Capital (“IPC”), where he worked on investments in the industrial, transportation and business services sectors. Prior to joining IPC, Mr. Young was a principal at Harvest Partners, a New York-based middle market buyout firm, from 1997 to 2004. There, he was active in industrial transactions and played a key role in the firm’s multinational investment strategy. Prior to his career in private equity, Mr. Young was an investment banker with Merrill Lynch & Co., Inc. and SBC Warburg Dillon Read and its predecessors in New York, Zurich, and London. Mr. Young holds an AB from Dartmouth College and an MBA from the Wharton School of the University of Pennsylvania with a major in accounting.

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Board Meetings and Board Committee Information

Meetings

During the fiscal year ended March 31, 2015, the Board of Directors held a total of fifteen meetings, including ten by unanimous written consent. In that fiscal year, all directors attended at least 75% of the aggregate number of meetings of the Board held during the period for which they were directors and the committees on which they served. Each director then in office attended our 2014 annual meeting. From time to time, the Board may create special committees to address specific matters such as financial or corporate transactions. During the fiscal year ended March 31, 2015, the Board held one special committee meeting to address various ad hoc corporate matters.

Committees and Committee Charters

Our Board of Directors has established the following standing committees: the Audit Committee, the compensation committee (the “Compensation Committee”) and the Nominating and Corporate Governance Committee. Our Board may, in the future, establish such other committees as it determines from time to time. The charter of each of these committees is available on our website at http://dorianlpg.investorroom.com/Corporate-Governance. You may also request printed copies of the charter(s) by sending a written request to our Secretary at the address set forth on the cover of this Proxy Statement.

Audit Committee

The Audit Committee currently consists of Messrs. Coleman, Kalborg and Savett, with Mr. Kalborg serving as its chairperson. The Audit Committee meets a minimum of three times a year, and periodically meets with the Company’s management, internal auditors and independent outside auditors separately from the Board. During the fiscal year ended March 31, 2015, the Audit Committee held four meetings.

Under the Audit Committee charter, the Audit Committee assists the Board in overseeing the quality of the Company’s financial statements and its financial reporting practices. To that end, the Audit Committee has direct responsibility for the appointment, compensation, retention, termination and oversight of the work of the independent registered public accounting firm engaged to prepare an audit report, to perform other audits and to perform review or attest services for us. The Audit Committee confers directly with the Company’s independent registered public accounting firm. The Audit Committee also assesses the outside auditors’ qualifications and independence. The Audit Committee is responsible for the pre-approval of all audit and non-audit services performed by our independent registered public accounting firm. The Audit Committee acts on behalf of the Board in reviewing the scope of the audit of the Company’s financial statements and results thereof. Our Chief Financial Officer has direct access to the Audit Committee. The Audit Committee also oversees the operation of our internal controls covering the integrity of our financial statements and reports, compliance with laws, regulations and corporate policies, and the qualifications, performance and independence of our independent registered public accounting firm. Based on this oversight, the Audit Committee advises the Board on the adequacy of the Company’s internal controls, accounting systems, financial reporting practices and the maintenance of the Company’s books and records. The Audit Committee is also responsible for determining whether any waiver of our Code of Ethics will be permitted and for reviewing and determining whether to approve any related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K. Annually, the Audit Committee recommends that the Board request shareholder ratification of the appointment of the independent registered public accounting firm. The responsibilities and activities of the Audit Committee are further described in “Report of the Audit Committee” and the Audit Committee charter.

The Board of Directors has determined that the Audit Committee consists entirely of directors who meet the independence requirements of the NYSE listing standards and Rule 10A-3 of the Exchange Act. The Board has also determined that each member of the Audit Committee has sufficient knowledge and understanding of the Company’s financial statements to serve on the Audit Committee and is financially literate within the meaning of the NYSE listing standards as interpreted by the Board. The Board has further determined that Mr. Coleman satisfies the definition of “audit committee financial expert” as defined under the federal securities laws.

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Compensation Committee

The Compensation Committee consists of one member. The Compensation Committee meets a minimum of one time a year, and holds such additional meetings as it deems necessary to perform its responsibilities. During the fiscal year ended March 31, 2015, the Compensation Committee held one meeting.

Pursuant to its charter, the Compensation Committee determines the annual compensation of all executive officers of the Company, and reports its determinations to the Board. The scope of the Committee’s oversight includes all matters related to the compensation of our executive officers. The Compensation Committee is also charged in particular with reviewing and approving corporate goals relevant to the compensation of our Chief Executive Officer and Chief Financial Officer, evaluating both officers’ performance in light of those goals, and determining and approving both officers’ compensation based on the evaluation. The Committee also reviews and approves employment agreements, severance agreements, change of control agreements and other similar agreements relating to executive officers, and makes general recommendations to the Board on the Company’s compensation philosophy.

While the Compensation Committee has overall responsibility for executive compensation matters, as specified in its charter, the Compensation Committee reports regularly to the Board summarizing any significant issues considered by the Committee and any action it has taken. The Board may delegate other responsibilities and duties to the Committee from time to time, and the Committee may undertake other responsibilities as it deems appropriate for it to carry out its purpose under its charter.

The Compensation Committee is authorized to retain and terminate compensation consultants, legal counsel or other advisors to the Committee and to approve the engagement of any such consultant, counsel or advisor, to the extent it deems necessary or appropriate after specifically analyzing the independence of any such consultant retained by the Committee.

Our Board of Directors has determined that Mr. Coleman, the sole member of our Compensation Committee, meets the independence requirements of the NYSE listing standards, including the additional independence requirements applicable to the members of a compensation committee. The Board has specifically considered all factors relevant to determining whether Mr. Coleman has a relationship to us which is material to his ability to be independent from management in connection with the duties of a compensation committee member.

Nominating and Corporate Governance Committee and Director Nominations

Role of the Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of one member. The Nominating and Corporate Governance Committee meets as often as it deems necessary. During the fiscal year ended March 31, 2015, the Nominating and Corporate Governance Committee did not hold a meeting.

Pursuant to its charter, the Nominating and Corporate Governance Committee assists the Board in reviewing and identifying individuals qualified to become Board members, as consistent with the criteria established by the Board for director candidates in the Company’s Corporate Governance Guidelines, and recommends to the Board nominees to fill vacancies on the Board. The Nominating and Corporate Governance Committee makes recommendations from time to time regarding the size of the Board. The Committee also periodically evaluates and makes recommendations regarding corporate governance guidelines (the “Corporate Governance Guidelines”). See “Corporate Governance Matters—Corporate Governance Guidelines.” The responsibilities and activities of the Nominating and Corporate Governance Committee are further described in the Nominating and Corporate Governance Committee charter. The Board may assign other duties to the Committee from time to time as necessary.

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Our Board of Directors has determined that Mr. Coleman, the sole member of the Nominating and Corporate Governance Committee, meets the independence requirements of the NYSE listing standards.

Director Nomination Process

The Nominating and Corporate Governance Committee makes recommendations to the Board of Directors regarding candidates to be nominated for directorship positions, considering proposals from a number of sources including shareholder proposals. When considering a person to be recommended for nomination as a director, the Nominating and Corporate Governance Committee assesses, among other factors, experience, accomplishments, education, skills, personal and professional integrity, diversity of the Board (in all aspects of that term) and the candidate’s ability to devote the necessary time for service as a director (including directorships and other positions held at other corporations and organizations).

The Nominating and Corporate Governance Committee has no specific policy on director diversity. However, the Board reviews diversity of viewpoints, background, experience, accomplishments, education and skills when evaluating nominees. The Board believes that such diversity is important because it provides varied perspectives and promotes active and constructive discussion among Board members and between the Board and management, resulting in more effective oversight of management’s formulation and implementation of strategic initiatives. The Board believes this diversity is demonstrated in the range of experiences, qualifications and skills of the current members of the Board. In the Board’s executive sessions and in annual performance evaluations conducted by the Board and its committees, the Board from time to time considers whether the Board’s composition promotes a constructive and collegial environment. In determining whether an incumbent director should stand for reelection, the Nominating and Corporate Governance Committee considers the above factors, as well as that director’s personal and professional integrity, attendance, preparedness, participation and candor, the individual’s satisfaction of the criteria for the nomination of directors set forth in our Corporate Governance Guidelines and other relevant factors as determined by the Board.

The Nominating and Corporate Governance Committee welcomes the Company’s shareholders to nominate candidates for Board membership. The Committee will consider any such nominee in the same manner in which it evaluates other potential nominees, so long as the shareholder (i) submits a notice of nomination within the timeframe specified by Article III, Section 3 of the Company’s bylaws to the chairperson of the Nominating and Corporate Governance Committee, c/o Secretary, Dorian LPG Ltd., 27 Signal Road, Stamford, Connecticut 06902 and (ii) includes in its notice the required information specified by said section of the Company’s bylaws. Further information about the time frame for shareholder proposals can be found elsewhere in this Proxy Statement under “Shareholder Proposals.” A summary of the information that must appear in the notice is set forth below.

The written notice should contain the following information about the proposed nominee:

•	the proposed nominee’s name, age, business address and residence address;

•	the proposed nominee’s principal occupation or employment;

•	the number of shares of capital stock of the Company owned beneficially or of record by the proposed nominee; and

•	any other information relating to the proposed nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors by rules and regulations applicable to the Company.

Further, the written notice should contain the following information about the shareholder making the recommendation:

•	the shareholder’s name, record address and tax identification number;

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•	the number of shares of capital stock of the Company owned beneficially and of record by the shareholder;

•	a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person (including their names) pursuant to which the shareholder is making the nomination;

•	a representation that the shareholder intends to appear, in person or by proxy, at the annual meeting of shareholders to nominate the proposed nominee named in its notice; and

•	any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors by rules and regulations applicable to the Company.

Moreover, the shareholder’s notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Compensation Committee Interlocks and Insider Participation

During our last fiscal year, Mr. Coleman served as the sole of our Compensation Committee. The current member of our Compensation Committee is not, nor has he ever been, an officer or employee of the Company or any of its subsidiaries. In addition, during the last fiscal year, no executive officer of the Company served as a member of the board of directors or the compensation committee of any other entity that has one or more executive officers serving on our Board or our Compensation Committee.

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Report of the Audit Committee

On behalf of the Board of Directors of Dorian LPG Ltd. (the “Company”), the Audit Committee oversees the operation of the Company’s system of internal controls in respect of the integrity of its financial statements and reports, compliance with laws, regulations and corporate policies, and the qualifications, performance and independence of its independent registered public accounting firm. The Audit Committee’s function is one of oversight, recognizing that the Company’s management is responsible for preparing its financial statements, and the Company’s independent registered public accounting firm is responsible for auditing those financial statements.

Consistent with this oversight responsibility, the Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year ended March 31, 2015 and management’s assessment of internal control over financial reporting as of March 31, 2015.

The Audit Committee has also discussed with Deloitte Hadjipavlou Sofianos & Cambanis S.A. (“Deloitte”), the independent registered public accounting firm, the audited financial statements of the Company for the year ended March 31, 2015 and the other matters required to be discussed by the Statement on Auditing Standards No. 16, adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures in the letter from Deloitte required by the applicable requirements of the PCAOB regarding Deloitte’s independence and has discussed with Deloitte its independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the year ended March 31, 2015 be included in its annual report on Form 10-K for the fiscal year then ended. The Audit Committee has selected Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2016 and has asked the shareholders to ratify the selection.

Ted Kalborg (Chair)

Thomas J. Coleman

David G. Savett

The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Report of the Audit Committee by reference therein.

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Corporate Governance Matters

The NYSE requires that listed companies follow certain corporate governance rules relating to, among other things, the adoption and disclosure of corporate governance guidelines, director independence, and executive sessions of non-management and independent directors. As a domestic issuer, we currently comply with the NYSE listing standards applicable to U.S. companies, as explained below. Pursuant to an exception set forth in Section 303A.11 of the NYSE Listed Company Manual, foreign private issuers listed on the NYSE are not required to comply with all of the corporate governance practices followed by U.S. companies, available at www.nyse.com, and may instead opt to follow home country practice. The Company was previously a foreign private issuer, and no longer possesses that status as of September 30, 2014. While we were a foreign private issuer, we complied with the NYSE standards applicable to U.S. listed companies, except certain corporate governance practices described below for which we followed the corporate governance rules of Marshall Islands law. However, we now comply the NYSE standards applicable to U.S. listed companies and no longer rely on any of the below noted exceptions.

•	Upon the completion of our initial public offering, a majority of our directors did not qualify as independent under the independence tests set forth in Section 303A of the NYSE Listed Company Manual. As further described under “—Director Independence” below, at least a majority of our Board currently consists of independent directors.

•	The NYSE requires, among other things, that a listed company have an audit committee with a minimum of three independent members. As permitted under Marshall Islands law, our audit committee initially consisted of one independent director while we were a foreign private issuer. As further described under “Board Meetings and Board Committee Information—Audit Committee,” our Audit Committee consists entirely of directors who meet the independence requirements of the NYSE listing standards and Rule 10A-3 of the Exchange Act.

•	The NYSE requires listed companies to obtain prior shareholder approval to adopt or materially revise any equity compensation plan. As a foreign private issuer, and as permitted under Marshall Islands law and our bylaws, we were not required to seek shareholder approval to adopt or revise equity compensation plans, including our equity incentive plan.

•	The NYSE requires U.S. companies to adopt and disclose corporate governance guidelines. The guidelines must address, among other things: director qualification standards, director responsibilities, director access to management and independent advisers, director compensation, director orientation and continuing education, management succession and an annual performance evaluation. As described under “—Corporate Governance Guidelines,” as a foreign private issuer we were not required to, but our Board of Directors has now adopted Corporate Governance Guidelines as required under the NYSE listing standards.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines covering, among other things, the duties and responsibilities of and independence standards applicable to our directors. Our Corporate Governance Guidelines also address, among other things, director compensation, the Board’s role in overseeing the compensation of the Chief Executive Officer, Board committee structures and assignments, and the Board’s access to management and independent advisors. A copy of our Corporate Governance Guidelines is available on our website at http://dorianlpg.investorroom.com/Corporate-Governance. You may also request a printed copy of the guidelines free of charge by sending a written request to our Secretary at the address on the cover of this proxy statement.

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Director Independence

The Board of Directors has determined that, each of the following members of our Board is an “independent director” as defined under the applicable NYSE standards, SEC rules and the Company’s Corporate Governance Guidelines: Messrs. Thomas J. Coleman, Ted Kalborg, David Savett, Malcolm McAvity and Christina Tan. Therefore, the Board has satisfied its objective as set forth in the Corporate Governance Guidelines as well as NYSE listing standards, requiring that at least a majority of the Board consist of independent directors. As required under the NYSE listing standards, in making its determinations, the Board of Directors has considered whether any director has a direct or indirect material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. In addition, the Board considered a series of certain specific transactions, relationships and arrangements expressly enumerated in the NYSE independence definition. Specifically, a member of the Board of Directors may be considered independent if such member:

•	has not been employed by the Company within the last three years (other than as interim Chairman of the Board of Directors or interim Chief Executive Officer);

•	does not have an immediate family member who is, or has been, employed by the Company as an executive officer within the last three years;

•	has not received, and does not have an immediate family member who has received, more than $120,000 in direct compensation from the Company during any twelve-month period within the last three years, other than for services as a member of the Board of Directors or compensation for prior service (including pension or other forms of deferred compensation for prior service, provided such compensation is not contingent in any way on continued service); provided that, compensation received by a director for former service as an interim Chairman or Chief Executive Officer or other executive officer need not be considered in determining independence under this test; provided further that, compensation received by an immediate family member for service as an employee of the Company (other than an executive officer) need not be considered in determining independence under this test;

•	(A) is not a current partner or employee of a firm that is the Company’s internal or external auditor; (B) does not have an immediate family member who is a current partner of a firm that is the Company’s internal or external auditor; (C) does not have an immediate family member who is a current employee of a firm that is the Company’s internal or external auditor and personally works on the Company’s audit; and (D) is not, and has not been within the last three years, and does not have an immediate family member who is, or has been within the last three years, a partner or employee of a firm that is the Company’s internal or external auditor and personally worked on Company’s audit within such time;

•	is not, and has not been within the last three years, and does not have an immediate family member who is, or has been within the last three years, employed as an executive officer of a public company where any of the Company’s present executive officers at the same time serves or served as a member of such public company’s compensation committee; and

•	is not, and has not been within the last three years, an employee of a significant customer or supplier of the Company, including any company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, and does not have an immediate family member who is, or has been within the last three years, an executive officer of such a significant customer or supplier; provided that contributions to not- for-profit organizations shall not be considered payments for purposes of this test.

After careful review of the categorical tests enumerated under the NYSE independence definition, the individual circumstances of each director with regard to each director’s business and personal activities and relationships as they may relate to us and our management, the Board has concluded that each such director has no relationships with the Company that would interfere with such director’s exercise of independent judgment in carrying out his responsibilities as a director of the Company.

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Code of Conduct and Ethics

We have adopted a Code of Ethics applicable to officers, directors and employees (the “Code of Ethics”), which fulfills applicable guidelines issued by the SEC. Our Code of Ethics can be found on our website at www.dorianlpg.com. We will also provide a hard copy of our Code of Ethics free of charge upon written request to Dorian LPG Ltd. c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, Connecticut 06902. Any waiver that is granted, and the basis for granting the waiver, will be publicly communicated as appropriate, including through posting on our website, as soon as practicable. We granted no waivers under our Code of Ethics during the fiscal year ended March 31, 2015. We intend to post any amendments to and any waivers of our Code of Ethics on our website within four business days.

Business Relationships and Related Person Transactions Policy

We have policies and procedures in place regarding referral of related person transactions to our Audit Committee for consideration and approval. Compensation matters involving any related persons are reviewed and approved by our Compensation Committee. Under our policies, our Chief Financial Officer, in consultation with our outside counsel, is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for determining, based on the relevant facts and circumstances, whether a related person has a direct or indirect material interest in the transaction. Under our policy, transactions that (i) involve directors, director nominees, executive officers, significant shareholders or other “related persons” in which the Company is or will be a participant and (ii) are of the type that must be disclosed under the SEC’s rules must be referred by the Chief Financial Officer, after consultation with our outside counsel, to our Audit Committee for the purpose of determining whether such transactions are in the best interests of the Company. Under our policy, it is the responsibility of the individual directors, director nominees, executive officers and holders of five percent or more of the Company’s common stock to promptly report to our Chief Financial Officer all proposed or existing transactions in which the Company and they, or any related person of theirs, are parties or participants. The Chief Financial Officer (or the Chief Executive Officer, in the event the transaction in question involves the Chief Financial Officer or a related person of the Chief Financial Officer) is then required to furnish to the chairperson of the Audit Committee reports relating to any transaction that, in the Chief Financial Officer’s judgment with advice of outside counsel, may require reporting pursuant to the SEC’s rules or may otherwise be the type of transaction that should be brought to the attention of the Audit Committee. The Audit Committee considers material facts and circumstances concerning the transaction in question, consults with counsel and other advisors as it deems advisable and makes a determination or recommendation to the Board of Directors and appropriate officers of the Company with respect to the transaction in question. In its review, the Audit Committee considers the nature of the related person’s interest in the transaction, the material terms of the transaction, the relative importance of the transaction to the related person, the relative importance of the transaction to the Company and any other matters deemed important or relevant. Upon receipt of the Audit Committee’s recommendation, the Board of Directors or officers, excluding in all such instances the related party, take such action as deemed appropriate and necessary in light of their respective responsibilities under applicable laws and regulations.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board believes that, given the dynamic and competitive environment in which we operate, the optimal Board leadership structure may vary as circumstances warrant.

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At present, the Board of Directors has chosen to combine the positions of Chief Executive Officer and Chairman of the Board. John Hadjipateras currently acts as Chairman of the Board and Chief Executive Officer of the Company. The Board believes that at this time, the interests of the Company and its shareholders are better served with one person serving in both roles and that the Chief Executive Officer is the person with the necessary experience and support of the other Board members to carry out the role of Chairman in an effective manner. The Board believes it is important that the Company retain the organizational flexibility to determine whether the roles of Chief Executive Officer and Chairman of the Board should be separated or combined. The Board believes the current structure promotes a cohesive leadership structure and a unified direction for the Board and executive management, and also allows for better alignment of strategic development and execution, more effective implementation of strategic initiatives and clearer accountability for success or failure. Moreover, the Board believes that having our Chief Executive Officer serve as Chairman gives management a strong voice on the Board.

Executive Sessions of Independent Directors

As required pursuant to our Corporate Governance Guidelines, non-management directors hold an executive session without management at each regularly scheduled Board meeting, with an independent director selected by a majority of the independent members of the Board of Directors present presiding over each such executive session. At the next regularly scheduled meeting of the Board of Directors, the Board intends to select a director to serve as Lead Director from among the members of the Board of Directors who are determined by the Board of Directors to be independent. Our Corporate Governance Guidelines also require that, at least twice each year, the independent members of the Board of Directors meet in executive session.

Communications With the Board

A majority of our independent directors has approved procedures with respect to the receipt, review and processing of, and any response to, written communications sent by shareholders and other interested persons to our Board of Directors. Such communications may be addressed to: Dorian LPG Ltd., c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, Connecticut 06902.

The Secretary of our Company is authorized to open and review any mail or other correspondence received that is addressed to the Board, a committee or any individual director. If, upon opening any correspondence, the Secretary determines that it contains materials unrelated to the business or operations of the Company or to the Board’s functions, including magazines, solicitations or advertisements, the contents may be discarded.

Any interested party, including any employee, may make confidential, anonymous submissions regarding questionable accounting or auditing matters or internal accounting controls and may communicate directly with the Chairman of the Board by letter to the above address, marked for the attention of the Chairman of the Board. Any written communication regarding accounting, internal accounting controls or other financial matters are processed in accordance with procedures adopted by the Audit Committee.

The Board’s Role in Risk Oversight

Risk assessment and oversight are an integral part of our governance and management processes. The Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Risk management is primarily the responsibility of the Company’s management. However, the Board believes that oversight of risk management is one its fundamental responsibilities. The Audit Committee is primarily responsible for oversight of the quality and integrity of the Company’s financial reporting process, internal controls over financial reporting and the Company’s compliance programs. The Compensation Committee is responsible for reviewing compensation-related risks. The Nominating and Corporate Governance Committee is responsible for oversight of the Company’s corporate governance programs, including the Code of Ethics. Management regularly reports to the Board and its committees on the risks that the Company may face and the steps that management is taking to mitigate those risks.

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Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters

The following table sets forth certain information known to the Company regarding the beneficial ownership of its common stock as of May 15, 2015, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of its common stock, (ii) each of our directors and nominees, (iii) each of our named executive officers and (iv) all of our executive officers and directors serving as of May 29, 2015, as a group. Unless otherwise stated, the address of each named executive officer and director is c/o Dorian LPG Ltd., 27 Signal Road, Stamford, Connecticut 06902.

Name and Address of Beneficial Owner	Common Shares Beneficially Owned(1)	Percent of Class Beneficially Owned(1)
5% Shareholders
Scorpio Tankers Inc.(2)	9,392,083	16.2%
Kensico Capital Management Corp(3)..	8,014,837	13.8%
Dorian Holdings LLC(4)	4,667,135	8.0%
Wellington Management Group LLP(5)	5,139,002	8.9%
SEACOR Holdings Inc.(6)	9,327,135	16.1%
Directors and Executive Officers
John Hadjipateras	607,569	1.0%
Charles Fabrikant(7)	10,000	*
Thomas J. Coleman(8)	8,014,837	13.8%
Ted Kalborg	—	—
John Lycouris	188,000	*
David G. Savett(9)	1,412,698	2.4%
Malcolm McAvity	—	—
Christina Tan	—	—
Øivind Lorentzen	10,000	*
Theodore B. Young	104,082	*
Alexander C. Hadjipateras	30,000	*
All directors and executive officers as a group (11 persons)	10,377,186	17.9%

*	The percentage of shares beneficially owned by such director or named executive officer does not exceed one percent of the outstanding shares of common stock.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and consists of either or both voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options, warrants or rights or upon the conversion of convertible securities that are immediately exercisable or convertible or that will become exercisable or convertible within the next 60 days are deemed beneficially owned by the beneficial owner of such options, warrants or rights or convertible securities and are deemed outstanding for the purpose of computing the percentage of shares beneficially owned by the person holding such instruments, but are not deemed outstanding for the purpose of computing the percentage of any other person. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table have reported that they have sole voting and sole investment power with respect to all shares of common stock shown as beneficially owned by them. A total of 58,057,493 shares of common stock are considered to be outstanding on May 15, 2015, calculated pursuant to Rule 13d-3(d)(1)(i) under the Exchange Act.
(2)	According to filings made with the SEC, Scorpio Tankers, Inc. (“Scorpio”) possesses sole voting power over 9,392,083 shares and sole dispositive power over 9,392,083 shares. According to filings made with the SEC, the principal business address of Scorpio is 9, Boulevard Charles III, Monaco 98000. Scorpio may have made additional transactions in our common stock since its most recent filings with the SEC. Accordingly, the information presented may not reflect all of the shares currently beneficially owned by Scorpio.

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(3)	According to filings made with the SEC, Kensico Capital Management Corp. (“Kensico”) possesses sole voting power over 8,014,837 shares and sole dispositive power over 8,014,837 shares. According to filings made with the SEC, the principal business address of Kensico is 55 Railroad Avenue, 2nd Floor, Greenwich CT, 06830. Kensico is a registered investment adviser and serves as an investment adviser to Kensico Partners, L.P., Kensico Associates, L.P., Kensico Offshore Fund Master, Ltd. and Kensico Offshore Fund II Master, Ltd. (collectively, the “Investment Funds”). As Kensico’s co-presidents, Mr. Coleman and Michael B. Lowenstein may be deemed to be controlling persons of Kensico. By virtue of these relationships, Messrs. Coleman and Lowenstein may be deemed to beneficially own the entire number of Dorian securities held by the Investment Funds; however, each disclaims beneficial ownership of any Dorian shares, and proceeds thereof, except to the extent of his pecuniary interest therein. Kensico may have made additional transactions in our common stock since its most recent filings with the SEC. Accordingly, the information presented may not reflect all of the shares currently beneficially owned by Kensico.
(4)	According to filings made with the SEC, Dorian Holdings LLC (“Dorian Holdings”) possesses shared voting and dispositive power over such shares with the following reporting persons:

Reporting Person	Number of Shares with Sole Voting and Dispositive Power	Number of Shares with Shared Voting and Dispositive Power	Aggregate Number of Shares Beneficially Owned	Percent of Class Beneficially Owned
Dorian Holdings LLC	—	4,667,135	4,667,135	8.0%
Astromar LLC	—	4,667,135	4,667,135	8.0%

According to filings made with the SEC, Dorian Holdings is wholly owned by Astromar LLC (“Astromar”), of which John Hadjipateras, our Chairman, President and Chief Executive Officer, is a shareholder and director. According to filings made with the SEC, the principal business address of each of Dorian Holdings and Astromar is c/o Eagle Ocean Transport Inc., 27 Signal Road, Stamford, Connecticut 06902. Dorian Holdings may have made additional transactions in our common stock since its most recent filings with the SEC. Accordingly, the information presented may not reflect all of the shares currently beneficially owned by Dorian Holdings.

(5)	According to filings made with the SEC, Wellington Management Group LLP (“Wellington Management Group”) possesses shared voting power over 3,816,493 shares and shared dispositive power over 5,139,002 shares. According to filings made with the SEC, all shares are owned of record by clients of one or more investment advisers directly or indirectly owned by Wellington Management Group, formerly known as Wellington Management Company, LLP, which was an investment adviser to these clients as of December 31, 2014. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than 5% of this class of shares. According to filings made with the SEC, the principal business address of Wellington Management Group is c/o Wellington Management Company LLP, 280 Congress Street, Boston, Massachusetts 02210. Wellington may have made additional transactions in our common stock since its most recent filings with the SEC. Accordingly, the information presented may not reflect all of the shares currently beneficially owned by Wellington Management Group.
(6)	According to filings made with the SEC, SEACOR Holdings Inc. (“SEACOR”) possesses sole voting power over 9,327,135 shares and sole dispositive power over 9,327,135 shares. According to filings made with the SEC, the principal business address of SEACOR is 2200 Eller Drive, PO Box 13038, Fort Lauderdale, Florida 33316. SEACOR indirectly holds the shares by way of its wholly-owned subsidiary, SeaDor Holdings LLC, which directly holds the shares. SEACOR may have, either by way of its subsidiary or on its own, made additional transactions in our common stock since its most recent filings with the SEC. Accordingly, the information presented may not reflect all of the shares currently beneficially owned by SEACOR.
(7)	Of the total shares reported, 10,000 are directly held by Victoria Transport Corporation. Mr. Fabrikant disclaims beneficial ownership in the reported number of Dorian common shares, except to the extent of any pecuniary interest therein.

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(8)	Mr. Coleman serves as co-President of Kensico alongside Mr. Lowenstein. As a controlling person of Kensico, Mr. Coleman thus may be deemed to beneficially own the entire number of Dorian common shares held by the Investment Funds discussed above. Mr. Coleman disclaims beneficial ownership of the reported Dorian shares, and the proceeds thereof, except to the extent of any pecuniary interest therein.
(9)	Of the total shares reported, 1,412,698 are directly held by BH Logistics, and may be deemed to be held by Mr. Savett as limited partner of BH Logistics and as a managing member of its general partner. Mr. Savett disclaims beneficial ownership in the reported number of Dorian common shares, except to the extent of any pecuniary interest therein.

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Proposal 2

To Ratify the Selection of Deloitte Hadjipavlou Sofianos & Cambanis S.A. as the Company’s Independent Registered Public Accounting Firm
for the Year Ending March 31, 2016

The Audit Committee has appointed Deloitte Hadjipavlou Sofianos & Cambanis S.A. (“Deloitte”) as our independent registered public accounting firm for the year ending March 31, 2016. We have been advised by Deloitte that it is an independent registered public accounting firm with the PCAOB, and complies with the auditing, quality control and independence standards and rules of the PCAOB.

We expect that representatives of Deloitte will be present at the Annual Meeting to respond to questions, and they will have the opportunity to make a statement if they desire.

While the Audit Committee retains Deloitte as our independent registered public accounting firm, the Board of Directors is submitting the selection of Deloitte to the shareholders for ratification upon the recommendation to do so by the Audit Committee.

Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted for the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2016. If the selection of Deloitte is not ratified by the shareholders, the Audit Committee will reconsider the matter. Even if the selection of Deloitte is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in our best interests. All services rendered by the independent auditors are subject to review by the Audit Committee.

Audit Fees

The following table presents fees for professional services rendered by Deloitte for the years ended March 31, 2015 and 2014, respectively. Deloitte did not bill us for other services during those periods.

	2015	2014
Audit Fees(1)	$527,706	$653,391
All other fees(2)	2,020	2,020
Total	$529,726	$655,411

(1)	Audit fees consist of aggregate fees for professional services, including out-of-pocket expenses, provided in connection with the audits of our consolidated financial statements, reviews of interim financial statements included in filings with the SEC, including services performed in connection with our F-1 registration statement relating to our IPO completed in May 2014 and the registration statement on Form F-1 filed with the SEC in December and other audit services required for SEC or other regulatory filings and related comfort letters, consents and assistance with and review of documents filed with the SEC.
(2)	All other fees in 2015 and 2014 consist of a subscription for accounting research software.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter sets forth our policy regarding retention of the independent auditors, giving the Audit Committee responsibility for the appointment, replacement, compensation, evaluation and oversight of the work of the independent auditors. As part of this responsibility, our Audit Committee pre-approves the audit and non-audit services performed by our independent auditors in order to assure that they do not impair the auditor’s independence from the Company. The Audit Committee has adopted a policy which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditors may be pre-approved.

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There were no non-audit services provided by our independent registered public accounting firm during the fiscal year ended March 31, 2015.

The Board of Directors recommends that you vote “FOR” approval of Deloitte Hadjipavlou Sofianos & Cambanis S.A. as our independent registered public accounting firm for the year ending March 31, 2016.

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Proposal 3

To ADOPT THE 2014 EQUITY INCENTIVE PLAN

The Board of Directors is requesting that shareholders vote in favor of adopting the 2014 equity incentive plan (the “2014 Equity Incentive Plan”), which was unanimously adopted by our Board of Directors in April 2014. Pursuant to the terms of the 2014 Equity Incentive Plan, we expect that directors, officers, and employees (including any prospective officer or employee) of the Company and its subsidiaries and affiliates, and consultants and service providers to (including persons who are employed by or provide services to any entity that is itself a consultant or service provider to) the Company and its subsidiaries and affiliates, as well as entities wholly-owned or generally exclusively controlled by such persons, may be eligible to receive stock appreciation rights, stock awards, restricted stock units and performance compensation awards that the plan administrator determines are consistent with the purposes of the plan and the interests of the Company. In June 2014, we granted 655,000 shares of restricted stock to certain of our officers and, in March 2015, we granted 274,000 shares of restricted stock to certain of our directors, employees and non-employee consultants. As of May 15, 2015, there were 929,000 shares of restricted stock that were issued and outstanding, but not yet vested. As of that date, there were 1,921,000 shares of common stock remaining available for future grants under the Equity Incentive Plan. On May 15, 2015, the closing price of a share of our common stock was $13.57.

Purpose and Background

Each year, the compensation committee of our Board of Directors and our management team review our overall compensation strategy and determine the allocations of cash and equity compensation. The purpose of the 2014 Equity Incentive Plan is to provide us with a sufficient reserve of common stock to offer appropriate incentives to our executive officers, employees, directors and consultants. We actively compete for highly qualified people to work on our team, and our equity program is a key component of our strategy to attract and retain key individuals. We continue to believe that equity compensation is an important component to motivate key persons and effectively aligns their compensation with stockholder interests.

We strongly believe that the approval of the 2014 Equity Incentive Plan is essential to our continued success. The compensation committee, the Board and management believe that equity awards motivate high levels of performance, align the interests of our personnel and consultants with our shareholders by giving officers, employees, directors and consultants the perspective of an owner with an equity stake in the Company, and effectively recognize their contributions to our success.  The 2014 Equity Incentive Plan will be the sole available plan for granting equity compensation to our officers, employees, directors and consultants.

A vote to approve this proposal will also constitute a vote to approve the material terms of the performance goals under the 2014 Equity Incentive Plan, i.e., the employees eligible to receive awards under the plan (as described under “—2014 Equity Incentive Plan—Eligibility” below), the business criteria on which performance goals may be based (as described under “—2014 Equity Incentive Plan—Performance Compensation Awards” below) and the limits on the maximum aggregate amounts of awards that may be made to any individual participant under the plan (as described under “—2014 Equity Incentive Plan—Individual Limits” below).

Description of the 2014 Equity Incentive Plan

The material terms and provisions of the 2014 Equity Incentive Plan, as amended, are summarized below. This summary, however, does not purport to be a complete description of the 2014 Equity Incentive Plan and is qualified in its entirety by reference to the complete text of the 2014 Equity Incentive Plan, a copy of which is included as Appendix A to this Proxy Statement.

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2014 Equity Incentive Plan

Administration. The plan shall be administered by a committee appointed by the board of directors among its members (which may be the Compensation Committee) (such committee, the “Administrator”) and shall be comprised, unless otherwise determined by the Board, solely of not less than two members who shall be (i) “Non-Employee Directors” within the meaning of Rule 16b-3 (or any successor rule) under the U.S. Securities Exchange Act of 1934, as amended (the “1934 Act”), and (ii) “outside directors” for purposes of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). The Administrator is authorized, subject to the terms of the plan, to establish such rules and regulations as it deems necessary for the proper administration of the plan and to make such determinations and interpretations and to take such action in connection with the plan and any awards granted hereunder as it deems necessary or advisable.

Shares Available for Awards. Subject to adjustment in the event of corporate transaction or event, affecting the shares of common stock, the maximum number of shares of common stock of the Company, par value $0.01, that may delivered to participants (including permitted assignees) and their beneficiaries under the plan shall be 2,850,000, which may be authorized and unissued or treasury shares. Any shares of common stock covered by an Award (or portion of an award) granted under the plan which is forfeited or canceled, expires or, in the case of an Award other than an option, is settled in cash, shall be deemed not to have been delivered for purposes of determining the maximum number of shares available for delivery under the plan. The following shares of common stock may not again be made available for delivery to participants under the plan during the term of the plan: (i) shares of common stock not issued or delivered as a result of the net settlement of an outstanding option or stock appreciation right or (ii) shares of common stock used to pay the exercise price or withholding taxes related to an outstanding award. Shares of common stock delivered under the plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future Awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of common stock available for delivery under the plan, to the extent that such settlement, assumption or substitution is a result of the Company or its subsidiaries or affiliates acquiring another entity (or an interest in another entity).

Individual Limits. The maximum number of shares of common stock with respect to which awards may be granted or measured to any individual participant under the plan during any one calendar year during the term of the plan, and the maximum number of shares of common stock with respect to which awards may be granted under the Plan in the form of options and stock appreciation rights to any individual participant under the Plan during any one calendar year, shall not exceed 1,425,000, and the maximum performance-based awards that may be granted to any one participant under the plan during any one calendar year shall not exceed 1,425,000 shares of common stock (or, in the event the performance-based awards are paid in cash, other securities, other Awards or other property, the equivalent cash value of such shares of common stock on the first day of the performance period to which such award relates), and the maximum number of shares of common stock that may be granted to any non-employee director of the Company (with such status as a non-employee director being determined as the date of grant of the applicable Award for this purpose) in any one calendar year shall not exceed 142,500 shares of common stock (or, in the event the awards are paid in cash, other securities, other awards or other property, the equivalent cash value of such shares of common stock on the first day of the calendar year in which such Awards are granted).

Eligibility. The persons eligible to receive awards under the plan are those directors, officers and employees (including any prospective officer or employee) of the Company and its subsidiaries and affiliates and consultants and service providers to (including persons who are employed by or provide services to any entity that is itself a consultant or service provider to) the Company and its subsidiaries and affiliates, as well as entities wholly-owned or generally exclusively controlled by such persons, as the plan administrator shall select.

Options and Stock Appreciation Rights. Under the terms of the plan, stock options and stock appreciation rights granted under the plan would have an exercise price as determined by the plan administrator, but in no event would the exercise price be less than the fair market value of a common share on the date of grant. We expect that options and stock appreciation rights would be exercisable at times and under conditions as determined by the plan administrator, but in no event would they be exercisable later than ten years from the date of grant.

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Stock Awards. Under the terms of the plan, the plan administrator would also be able to grant shares issued or transferred to participants with or without other payments therefor. Such stock awards may be subject to such terms and conditions as the plan administrator may determine, including, without limitation, restrictions on the sale or other disposition of such shares, and/or the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment or service within specified periods, and the plan administrator would have the authority to determine whether the grantee of any such share award would have all the rights of a holder of common shares of the Company, including the right to receive dividends and to vote the shares.

Restricted Stock Units. Under the terms of the plan, the plan administrator is permitted to grant awards of restricted stock units subject to vesting criteria as determined by the plan administrator. Restricted stock units will be paid out in the form of common shares unless the plan administrator, with the consent of the participant, provides for payment in cash or partly in cash and partly in common shares.

Performance Compensation Awards. As determined by the Administrator in its sole discretion, either the vesting or the exercise of such performance-based awards shall be based on one or more business criteria that apply to the individual participant, one or more business units of the Company or the Company as a whole. The business criteria shall be as follows, individually or in combination, adjusted in such manner as the Administrator shall determine: (i) net sales; (ii) pretax income before allocation of corporate overhead and bonus; (iii) budget; (iv) earnings per share; (v) net income; (vi) division, group or corporate financial goals; (vii) return on stockholders’ equity; (viii) return on assets; (ix) attainment of strategic and operational initiatives; (x) appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; (xi) market share; (xii) gross profits; (xiii) earnings before interest and taxes; (xiv) earnings before interest, taxes, depreciation and amortization; (xv) economic value-added models and comparisons with various stock market indices; (xvi) reductions in costs; or (xvii) any combination of the foregoing. In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria. With respect to performance-based awards, (a) the Administrator shall establish in writing (1) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (2) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed) and (b) no performance-based awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Administrator certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. With respect to any awards intended to qualify as performance-based awards, after establishment of a performance goal, the Administrator shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the IRS Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Administrator may reduce or eliminate the number of shares of common stock or cash granted or the number of shares of common stock vested upon the attainment of such performance goal.

Non-US Employees. Further, under the terms of the plan, the administrator is permitted to grant awards to individual participants who are subject to the tax laws of nations other than the United States, which awards may have terms and conditions as determined by the administrator as necessary to comply with applicable foreign laws, provided, however, that no such awards may be granted and no action may be taken with respect to such awards which would result in a violation of applicable law, including the Exchange Act or the Internal Revenue Code.

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Change of Control. Under the plan, adjustments may be made to outstanding awards in the event of a corporate transaction or change in capitalization or other extraordinary event. In the event of a “change in control” (as defined in the plan), unless otherwise provided by the plan administrator in an award agreement, awards then outstanding would become fully vested and exercisable in full. For purposes of the Equity Incentive Plan, “Change in Control” is generally defined as the occurrence of any of the following: (i) any person, company or other entity acquires beneficial ownership, directly or indirectly, of more than 50% of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company, provided that acquisitions by certain related parties (as specified in the plan) will not constitute a “Change in Control,” (ii) the sale of all or substantially all the Company’s assets in one or more related transactions to any person, company or other entity, provided that such a sale to certain related parties (as specified in the plan) will not constitute a “Change in Control,” (iii) any merger, consolidation, reorganization or similar event of the Company or any Subsidiary, provided that no Change in Control shall have occurred in the event 50% or more of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the surviving entity (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of more than 50% of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the surviving entity) is beneficially owned by the holders of the voting stock ordinarily entitled to elect directors of the Company immediately prior to such event in substantially the same proportions as the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company immediately prior to such event; (iv) the approval by the Company’s stockholders of a plan of complete liquidation or dissolution of the Company; (v) during any period of 12 consecutive calendar months, individuals (A) who were directors of the Company on the first day of such period, or (B) whose election or nomination for election to the board of directors was recommended or approved by at least a majority of the directors then still in office who were directors of the Company on the first day of such period, or whose election or nomination for election were so approved, shall cease to constitute a majority of the board.

Amendment and Termination. Under the terms of the plan, our board of directors is authorized to amend or terminate the plan and may amend outstanding awards, provided that no such amendment or termination may be made that would materially impair any rights, or materially increase any obligations, of a grantee under an outstanding award. Shareholder approval of plan amendments will be required under certain circumstances. Unless terminated earlier by our board of directors, no awards could be granted under the plan more than ten years after the date the plan is adopted.

Federal Income Tax Information

The following discussion summarizes the principal U.S. federal income tax consequences to participants who may receive grants of awards under the 2014 Equity Incentive Plan. This summary discussion of U.S. federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the 2014 Equity Incentive Plan. This discussion is based upon interpretations of laws, regulations, rulings and decisions now in effect, all of which are subject to change. This discussion is limited to the U.S. federal income tax consequences for individuals who are U.S. citizens or residents for U.S. federal income tax purposes. No information is provided with respect to foreign, state or local tax laws, or estate and gift tax considerations.

Non-Qualified Stock Options. For federal income tax purposes, no income will be recognized by a participant upon grant of a non-qualified stock option under the 2014 Equity Incentive Plan. Upon exercise of a non-qualified stock option, an amount equal to the excess of the fair market value of the shares acquired on the date of exercise of such option over the exercise price will be taxable to the participant as ordinary income.

The participant’s tax basis in the shares acquired will generally be the sum of the exercise price and the amount taxed as ordinary income upon exercise. Gain or loss on a subsequent disposition of shares acquired pursuant to an option will be treated as capital gain or loss, and will be long-term capital gain or loss if such shares were held for more than one year after the date of exercise.

If a participant uses previously acquired shares to pay all or a portion of the exercise price on the exercise of an option, no gain or loss will be recognized with respect to the previously acquired shares. The shares received upon exercise of the option, to the extent of the number of previously acquired shares exchanged therefor, will have the same basis and holding period for capital gain purposes as the previously acquired shares. The additional shares received will have a basis equal to the sum of the cash paid on exercise and the amount included in the participant’s ordinary income as a result of the exercise.

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Other Awards. Stock-settled SARs will be taxed in substantially the same manner as non-qualified stock options, discussed above. Nontransferable restricted stock subject to a substantial risk of forfeiture will generally result in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient makes an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) to accelerate recognition as of the date of grant). Stock-based performance awards, dividend equivalents and other types of awards will generally be subject to tax at the time of payment.

Deferred Compensation Subject to Sections 409A and 457A. Certain types of awards under the 2014 Equity Incentive Plan, including cash-settled SARs, restricted stock units and deferred stock units may constitute, or provide for, a deferral of compensation subject to Sections 409A and/or 457A of the Code. Unless certain requirements set forth in Sections 409A and/or 457A of the Code are complied with, participants may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% income tax (and, potentially, certain interest penalties). To the extent applicable, the 2014 Equity Incentive Plan and awards granted under the 2014 Equity Incentive Plan will be interpreted to comply with Sections 409A and 457A of the Code and Department of Treasury regulations and other interpretive guidance that may be issued thereunder. To the extent determined necessary or appropriate by the plan administrator, the 2014 Equity Incentive Plan and applicable award agreements may be amended to comply with Sections 409A and 457A of the Code or to exempt the applicable awards from Sections 409A and 457A of the Code.

Parachute Payments; Acceleration on Change of Control. If the exercisability of an option, SAR or other outstanding award is accelerated as a result of a Change of Control, all or a portion of the value of the award at that time may be taken into account for purposes of determining whether a participant is subject to an excise tax equal to 20% of the amount of the “excess parachute payment” within the meaning of Section 280G of the Code.

Tax Withholding. When cash is to be paid pursuant to an award under the 2014 Equity Incentive Plan, we may deduct an amount sufficient to satisfy any U.S. federal, state or other taxes required by law to be withheld. When common shares are to be delivered pursuant to an award under the 2014 Equity Incentive Plan, we may require the participant to remit to us in cash an amount sufficient to satisfy any U.S. federal, state or other taxes required by law to be withheld. With a prior approval from the Administrator under the 2014 Equity Incentive Plan, a participant may satisfy the foregoing requirement by electing to have us withhold from delivery share of our common stock having a value equal to the minimum amount of required tax to be withheld.

New Plan Benefits

Because it is within the compensation committee’s discretion to determine which officers, employees, directors and consultants receive awards under the 2014 Equity Incentive Plan, and the types and amounts of those awards, it is not possible at present to specify the persons to whom awards will be granted in the future or the amounts and types of individual grants. However, it is anticipated that, among others, all of our current executive officers, including our named executive officers, will receive equity awards under the 2014 Equity Incentive Plan. In June 2014, we granted 655,000 shares of restricted stock to certain of our officers and, in March 2015, we granted 274,000 shares of restricted stock to certain of our directors, employees and non-employee consultants. 1,921,000 shares remain available for future issuance under our 2014 Equity Incentive Plan. See “Executive Compensation—Securities Authorized for Issuance Under Equity Compensation Plans—Equity Compensation Plans Table” and “Executive Compensation—Outstanding Equity Awards at Fiscal Year-End.”

The Board of Directors recommends that you vote “FOR” approval of the adoption of the 2014 Equity Incentive Plan.

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Director Compensation

The following table provides certain information concerning the compensation for services rendered in all capacities by each of our non-employee directors serving on our Board for the year ended March 31, 2015.

Name	Stock Awards ($)(1)		All Other Compensation ($)		Total ($)
Nigel D. Widdowson(4)	354,900	(2)	224,657	(3)	579,557
Charles Fabrikant	-		-		-
Øivind Lorentzen	-		-		-
Thomas J. Coleman	-		-		-
Eric Fabrikant(5)	-		-		-
Ted Kalborg	-		-		-
David G. Savett	-		-		-
Malcolm McAvity	-		-		-
Robert Bugbee (6)	-		-		-

(1)	Represents the aggregate grant date fair value of such awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). For discussion of the assumptions used in these valuations, see Note 13 of the Notes to Consolidated Financial Statements included in our annual report for the year ended March 31, 2015 on Form 10-K.
(2)	Represents 30,000 shares of restricted stock granted to Mr. Widdowson on March 2, 2015 pursuant to the Restricted Stock Award Agreement in connection with his service to the Company as a consultant, vesting over a five-year period in equal installments on the third, fourth and fifth anniversary of the grant date which remained outstanding at March 31, 2015.
(3)	Represents amount payable pursuant to a consulting agreement between Mr. Widdowson and the Company, dated May 1, 2015, as described under “—Consulting Agreement” below.
(4)	Mr. Widdowson served as a director until May 1, 2015.
(5)	Mr. Fabrikant served as a director until May 1, 2015.
(6)	Mr. Bugbee served as a director until October 29, 2014.

During the year ended March 31, 2015, none of our non-employee directors, besides Mr. Widdowson, received any compensation for serving as a director on our Board of Directors. However, compensation for our non-management directors’ services may, in the future, include annual cash retainers, shares of our common stock and options for such shares, meeting fees, and fees for serving as a committee chairperson. In addition, each director is reimbursed for out-of-pocket expenses in connection with attending meetings of the board of directors or committees. Each director will be fully indemnified by us for actions associated with being a director to the extent permitted under Marshall Islands law. Further, none of the members of our board of directors will receive any benefits upon termination of their directorship positions. Our directors are eligible to receive awards under an equity incentive plan that we adopted prior to the completion of our IPO and which is described below under “—Equity Incentive Plan.” Our Compensation Committee reviews director compensation annually and makes recommendations to the Board with respect to compensation and benefits provided to the members of the Board. Our Corporate Governance Guidelines provide that director compensation should be fair and equitable to enable the Company to attract qualified members to serve on its Board.

Consulting Agreement

Mr. Widdowson served as a director of our Company since its inception until May 1, 2015. Since the formation of our predecessor companies (that is companies that previously owned the vessels which we now own), Mr. Widdowson also provided certain chartering and commercial services to our Company, its subsidiaries, and the predecessor companies. On May 1, 2015, Mr. Widdowson entered into a consulting agreement that provides for, among other things, an annual fee of $250,000, payable for services rendered commencing on May 8, 2014. In addition, services to be provided by Mr. Widdowson shall include serving on the board of Helios LPG Pool LLC, a 50/50 joint venture between the Company and Mitsui O.S.K. Lines Ltd.

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Executive Compensation

Our named executive officers, consisting of our principal executive officer and our two most highly compensated executive officers other than our principal executive officer for the fiscal year ended March 31, 2015 are:

•	John Hadjipateras, our Chief Executive Officer, President, and Chairman of the Board of Directors;

•	John Lycouris, Chief Executive Officer of Dorian LPG (USA) LLC and a Director on our Board of Directors; and

•	Theodore B. Young, our Chief Financial Officer.

Mr. Lycouris is employed and compensated by our subsidiary Dorian LPG (USA) LLC but is considered one of our executive officers because he performs policy making functions for us.

Summary Compensation Table

As an emerging growth company, we have opted to comply with the executive compensation rules applicable to “smaller reporting companies,” as such term is defined under the Securities Act, which require compensation disclosure for our principal executive officer and our next two most highly compensated executive officers other than our principal executive officer (collectively, the “named executive officers”).

The table below sets forth the annual compensation awarded or paid to our named executive officers for the year ended March 31, 2015.

Name and Principal Position	Fiscal Year Ended March 31,	Salary (1)	Bonus (2)	Stock Awards(3)	All Other Compensation(4)	Total
John Hadjipateras (5)	2015	$550,000	$1,500	$8,046,500	$5,850	$8,603,850
Chief Executive Officer
John Lycouris(6)	2015	$450,000	$1,500	$4,253,150	$5,850	$4,710,500
Chief Executive Officer, Dorian LPG (USA) LLC
Theodore B. Young	2015	$400,000	$1,500	$2,069,100	$5,850	$2,476,450
Chief Financial Officer

(1)	The amounts include the total wages paid to each of the named executives by Eagle Ocean Transport, Inc. between April 1, 2014 and June 30, 2014. See “Certain Relationships and Related Party Transactions and Director Independence—Management Agreements.”
(2)	Represents one-time cash bonuses to each of the named executive officers.
(3)	The amounts set forth next to each award represent the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value reported in these columns are set forth in Note 13 of the Notes to Consolidated Financial Statements included in the Company’s annual report for the year ended March 31, 2015 on Form 10-K.
(4)	The amounts set forth below represent $5,850 in contributions by the Company to each of the named executive officer’s 401(k) defined contribution plan.
(5)	As our Chief Executive Officer, Mr. Hadjipateras does not receive any additional compensation for his services as a director.

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(6)	As the Chief Executive Officer of our subsidiary, Dorian LPG (USA) LLC, Mr. Lycouris does not receive any additional compensation for his services as a director.

Narrative Disclosure to the Summary Compensation Table

As of July 1, 2014, vessel management services and the associated agreements for our fleet were transferred from Dorian (Hellas), S.A. (“DHSA” or the “Manager”) and are now provided through our wholly owned subsidiaries Dorian LPG (USA) LLC, Dorian LPG (UK) Ltd. and Dorian LPG Management Corp. Subsequent to the transfer, Eagle Ocean Transport Inc. (“Eagle Ocean Transport”) continues to incur related travel costs for certain transitioned employees as well as office-related costs, for which we reimburse Eagle Ocean Transport at cost, for which we reimbursed Eagle Ocean Transport $0.7 million for the year ended March 31, 2015. Eagle Ocean Transport was reimbursed for an amount of $0.3 million, representing costs incurred on behalf of the Company relating to equity issuances and debt restructuring for the period July 1, 2013 to March 31, 2014. Prior to July 1, 2014 and pursuant to management agreements entered into by each vessel owning subsidiary on July 26, 2013, as amended, with DHSA, which terminated on June 30, 2014, the technical, crew and commercial management as well as insurance and accounting services of its vessels was outsourced to DHSA. In addition, under these management agreements, strategic and financial services had also been outsourced to DHSA. DHSA had entered into agreements with each of Eagle Ocean Transport and Highbury Shipping Services Limited (“HSSL”), to provide certain of these services on its behalf to the vessel owning companies. Mr. John Hadjipateras, our Chairman, President and CEO, who is also the chairman of Dorian Holdings, owns 100% of Eagle Ocean Transport, and our Vice President of Chartering, Insurance and Legal, Nigel Grey-Turner, owns 100% of HSSL. The fees payable for the above services to DHSA amounted to $93,750 per month per vessel, payable one month in advance.

None of our members of senior management, including Mr. Hadjipateras, Mr. Lycouris and Mr. Young are subject to an employment agreement with us or our subsidiaries.

Equity Compensation

On June 30, 2014, Mr. Hadjipateras, Mr. Lycouris and Mr. Young received 350,000 shares, 185,000 and 90,000 shares of restricted stock, respectively, vesting in equal installments on the third, fourth and fifth anniversary of the grant date. All restricted shares of a named executive officer will vest (i) if such named executive officer’s employment terminates other than for Cause (as defined in the Executive Severance and Change in Control Severance Plan) or on account of death or Disability or (ii) upon a Change of Control (as defined in the Equity Incentive Plan) that occurs while such named executive officer is still employed with us.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning unexercised options outstanding as of March 31, 2015, for each named executive officer:

		Stock Awards
Name	Grant Date	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested (1)
John Hadjipateras	6/30/14	350,000	(2)	$4,560,500
John Lycouris	6/30/14	185,000	(2)	$2,410,550
Theodore B. Young	6/30/14	90,000	(2)	$1,172,700

(1)	Fair market value of our common stock on March 31, 2015. The amount listed in this column represents the product of the closing market price of the Company’s stock as of March 31, 2015 ($13.03) multiplied by the number of shares of stock subject to the award.

(2)	Granted on June 30, 2014 and vests ratably on each of the third, fourth and fifth anniversaries of the date of grant.

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Equity Compensation Plans

2014 Equity Incentive Plan

See “Proposal 3—To Adopt the 2014 Equity Incentive Plan—2014 Equity Incentive Plan.”

2014 Executive Severance and Change in Control Severance Plan

Other than as provided under our Executive Severance and Change in Control Severance Plan (the “Severance and CIC Plan”), none of our members of senior management, including Mr. Hadjipateras, Mr. Lycouris and Mr. Young will receive any benefits as a result of change in control.

We adopted our Severance and CIC Plan in June 2014, under which we expect that certain executive officers of the Company and our subsidiaries and affiliates, may be eligible to receive severance benefits in connection with termination by the Company without Cause (as defined below) or termination by such officer for Good Reason (as defined below). Mr. Hadjipateras, Mr. Lycouris and Mr. Young are participants to the Severance and CIC Plan. A dismissed officer may be eligible for additional severance benefits when dismissed during the period within two years following a change in control of the Company, or in certain cases, during the six month period prior to a “Change in Control” (as generally defined under the Equity Incentive Plan with the addition of any transaction the board determines to be a Change in Control).

In the event of termination without Cause or for Good Reason, officers subject to the Severance and CIC Plan will be eligible to receive a lump-sum payment equal to two times the sum of such officer’s base salary plus bonus, a pro rata annual bonus for the year of termination, a cash payment equal to 18 months of COBRA continuation coverage and one year’s outplacement services (not to exceed $10,000). Should such termination take place within two years following a Change in Control of the Company, or in certain cases, during the six month period prior to a Change in Control (the “CIC Termination Period”), all outstanding equity awards of a terminated officer subject to the Severance and CIC Plan shall vest and the lump-sum payment to the officer will be increased to 2.99 times the sum of the officer’s base salary plus bonus. For the first 2 years following the effective date of the Severance and CIC Plan, a participant shall be entitled to an excise tax gross up for parachute payments under Section 280G of the Internal Revenue Code, provided that if the parachute payments can be reduced by an amount no more than 10% to avoid application of the excise tax, the payments will be so reduced. Following the first 2 years from the effective date, participant will receive payments and pay the excise tax or the payments will be reduced so that no excise tax applies, whatever puts the participant in a better after-tax position. For purposes of the Severance and CIC Plan, “Cause” is generally defined to mean: (i) the willful and continued failure to substantially perform his or her duties, (ii) the willful engaging in illegal conduct or gross misconduct which is demonstrably and materially injurious to the Company or its affiliates, (iii) engaging in conduct or misconduct that materially harms the reputation or financial position of the Company, (iv) the participant (x) obstructs or impedes, (y) endeavors to influence, obstruct or impede or (z) fails to materially cooperate with, an investigation, (v) the participant withholds, removes, conceals, destroys, alters or by other means falsifies any material which is requested in connection with an investigation, (vi) conviction of, or the entering of a plea of nolo contendere to, a felony or (vii) being found liable in any SEC or other civil or criminal securities law action. For purposes of the Severance and CIC Plan, “Good Reason” generally means (A) with respect to the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, a material diminution in the nature and scope of the participant’s duties, responsibilities or status, (B) a material diminution in current annual base salary or annual performance bonus target opportunities; or (C) an involuntary relocation to a location more than 25 miles from a participant’s principal place of business, provided that, during the CIC Termination Period, “Good Reason” shall mean (A) (1) any material change in the duties, responsibilities or status (including reporting responsibilities); provided, however, that good reason shall not be deemed to occur upon a change in duties, responsibilities (other than reporting responsibilities) or status that is solely and directly a result of the Company no longer being a publicly traded entity or (2) a material and adverse change in titles or offices (including, if applicable, membership on the board); (B) a more than 10% reduction in the participant’s rate of annual base salary or annual performance bonus or equity incentive compensation target opportunities (including any material and adverse change in the formula for such targets) as in effect immediately prior to such change in control; (C) the failure to continue in effect any employee benefit plan, compensation plan, welfare benefit plan or fringe benefit plan in which the participant is participating immediately prior to such change in control or the taking of any action by the Company, in each case which would materially adversely affect the participant, unless the participant is permitted to participate in other plans providing the participant with materially equivalent benefits in the aggregate; (D) the failure of the Company to obtain the assumption of the Company’s obligations under the plan from any successor; (E) an involuntary relocation of the principal place of business to a location more than 25 miles from the principal place of business immediately prior to such change in control; or (F) a material breach by the Company of the terms of an employment agreement.

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Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plans Table

The following table shows information relating to the number of shares authorized for issuance under our equity compensation plans as of March 31, 2015.

March 31, 2015	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans
Approved by shareholders	—		$—	—
Not approved by shareholders	—	(1)	$—	1,921,000	(2)
Total	—		$—	1,921,000

(1)	Does not include 929,000 issued restricted shares, which are subject to vesting. See “Proposal 3—To Adopt the 2014 Equity Incentive Plan—2014 Equity Incentive Plan.”
(2)	Represents available shares for future issuance under the 2014 Equity Incentive Plan. See “Proposal 3—To Adopt the 2014 Equity Incentive Plan—2014 Equity Incentive Plan.”

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Certain Relationships and Related Transactions and Director Independence

We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were and are a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•	any of our directors, executive officers or holders of more than 5% of our common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

Except as noted otherwise, the Audit Committee or the Board of Directors approved or ratified each arrangement described below (other than arrangements that were entered into prior to the adoption of the related party transaction policy by the Board of Directors).

Management Agreements

As of July 1, 2014, vessel management services and the associated agreements for our fleet were transferred from DHSA and are now provided through our wholly owned subsidiaries Dorian LPG (USA) LLC, Dorian LPG (UK) Ltd. and Dorian LPG Management Corp. Subsequent to the transfer, Eagle Ocean Transport continues to incur related travel costs for certain transitioned employees as well as office-related costs, for which we reimburse Eagle Ocean Transport at cost, for which we reimbursed Eagle Ocean Transport $0.7 million for the year ended March 31, 2015. Eagle Ocean Transport was reimbursed for an amount of $0.3 million, representing costs incurred on behalf of the Company relating to equity issuances and debt restructuring for the period July 1, 2013 to March 31, 2014. Prior to July 1, 2014 and pursuant to management agreements entered into by each vessel owning subsidiary on July 26, 2013, as amended, with DHSA, which terminated on June 30, 2014, the technical, crew and commercial management as well as insurance and accounting services of its vessels was outsourced to DHSA. In addition, under these management agreements, strategic and financial services had also been outsourced to DHSA. DHSA had entered into agreements with each of Eagle Ocean Transport and HSSL, to provide certain of these services on its behalf to the vessel owning companies. Mr. John Hadjipateras, our Chairman, President and CEO, who is also the chairman of Dorian Holdings, owns 100% of Eagle Ocean Transport, and our Vice President of Chartering, Insurance and Legal, Nigel Grey-Turner, owns 100% of HSSL. The fees payable for the above services to DHSA amounted to $93,750 per month per vessel, payable one month in advance.

In addition, as of July 1, 2014, vessel management services and the associated agreements for our fleet and are now provided through our wholly owned subsidiaries. Prior to July 1, 2014, pursuant to a newbuilding supervision agreement entered into with DHSA, DHSA provided newbuilding supervision services through Eagle Ocean Transport for a fixed monthly fee of $15,000 per hull was payable to the Manager for pre-delivery services provided during the period from July 29, 2013 until the date of delivery of each newbuilding. These management agreements terminated on June 30, 2014.

Shareholders Agreement and Purchase Agreement

On November 26, 2013, we entered into a purchase agreement with Scorpio Tankers, pursuant to which we issued 7,990,425 common shares to Scorpio Tankers in exchange for shipbuilding contracts for the construction of 13 newbuilding VLGCs, under which aggregate installments of $83.1 million had been paid, and cash in the amount of $1.9 million. Concurrently, we entered into a shareholders agreement with Scorpio Tankers and our existing shareholders SeaDor Holdings and Dorian Holdings, pursuant to which we granted Scorpio Tankers, SeaDor Holdings and Dorian Holdings certain rights, including consent rights, preemptive rights, rights of first offer and tag-along rights, which expired prior to the closing of our IPO. Scorpio Tankers also received the right to appoint one director to our Board for so long as Scorpio Tankers beneficially owns at least 10% of our outstanding common shares. In addition, until the earlier of April 27, 2015 and the date that Scorpio Tankers ceases to be entitled to appoint one director to our Board, Scorpio Tankers, SeaDor Holdings and Dorian Holdings agreed not to compete with us, either directly or indirectly, in the business of owning and operating VLGC and large gas carrier (“LGC”) vessels.

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Pursuant to the shareholders agreement, Scorpio Tankers, SeaDor Holdings and Dorian Holdings have the right, subject to certain terms and conditions, to require us, on up to three separate occasions beginning 180 days following the closing of our IPO, to register under the Securities Act our common shares held by them for offer and sale to the public, including by way of underwritten public offering (provided that each such shareholder shall be entitled to request one additional demand registration to the extent such shareholder has not been included or did not participate in any demand registration). In addition, Scorpio Tankers, SeaDor Holdings and Dorian Holdings may require us to make available shelf registration statements permitting sales of shares into the market from time to time over an extended period. Scorpio Tankers, SeaDor Holdings and Dorian Holdings also have the ability to exercise certain piggyback registration rights permitting participation in certain registrations of common shares by us. All expenses relating to our registration will be borne by us.

Registration Rights Agreement

In addition, our board of directors has approved and we entered into a registration rights agreement with Kensico Capital Management Corporation (“Kensico”) granting Kensico the right, subject to certain terms and conditions, to require us, on up to three separate occasions beginning 180 days following the closing of our IPO, to register under the Securities Act our common shares held by them for offer and sale to the public, including by way of an underwritten public offering. In addition, the registration rights agreement grants Kensico the right to require us to make available shelf registration statements permitting sales of shares into the market from time to time over an extended period, and to exercise certain piggyback registration rights permitting participation in certain registrations of common shares by us. All expenses relating to our registration have been and will be borne by us. On December 4, 2014, we filed a registration statement on Form F-1 with the SEC in order to permit the selling shareholders to offer their shares for resale from time to time, pursuant to the Shareholders Agreement by and among the Company, Scorpio Tankers, SeaDor Holdings and Dorian Holdings, dated November 26, 2013, and the Registration Rights Agreement by and between the Company and Kensico Capital Management, dated June 3, 2014.

See “Corporate Governance Matters — Business Relationships and Related Party Transactions Policy” for a discussion of our policies and procedures related to conflicts of interest.

Director Independence

See “Corporate Governance Matters — Director Independence.”

Arrangements Involving Family Members

In respect of the year ended March 31, 2015, we paid $251,500 in salary and cash bonus to Alexander Hadjipateras, a son of Mr. John Hadjipateras, the Chairman of the Board, our President and our Chief Executive Officer, for his service as Executive Vice President of Business Development of Dorian LPG (USA) LLC. This included wages paid by Eagle Ocean Transport, Inc. between April 1, 2014 and June 30, 2014. Mr. Alexander Hadjipateras was also granted equity awards with a grant date fair value (as determined in accordance with ASC 718) of $689,700. These restricted shares will vest (i) if his employment terminates other than for Cause (as defined in the Executive Severance and Change in Control Severance Plan) or on account of death or Disability or (ii) upon a Change of Control (as defined in the Equity Incentive Plan) that occurs while he is still employed with us. See “Executive Compensation—Equity Compensation Plans—2014 Executive Severance and Change in Control Severance Plan.” In the year ended March 31, 2015, Mr. Alexander Hadjipateras was also eligible to participate in all benefit programs generally available to employees and his compensation is commensurate with that of his peers.

In respect of the year ended March 31, 2015, we paid $120,000 in salary and cash bonus to Peter Hadjipateras, a son of Mr. John Hadjipateras, the Chairman of the Board, our President and our Chief Executive Officer, for his service as Corporate Development Manager. This included wages paid by Eagle Ocean Transport, Inc. between April 1, 2014 and June 30, 2014. Mr. Peter Hadjipateras was also granted equity awards with a grant date fair value (as determined in accordance with ASC 718) of $207,025. In the year ended March 31, 2015, Mr. Peter Hadjipateras was also eligible to participate in all benefit programs generally available to employees and his compensation is commensurate with that of his peers.

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In respect of the year ended March 31, 2015, we granted an equity award with a grant date fair value (as determined in accordance with ASC 718) of $207,025 to Ms. Marina Hadjipateras, a daughter of Mr. John Hadjipateras, the Chairman of the Board, our President and our Chief Executive Officer, for human resources, recruiting and public relations services.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and beneficial owners of more than 10% of any class of our equity securities including our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and other equity securities of the Company, and to provide the Company with a copy of those reports.

The Company was a foreign private issuer until September 30, 2014. By virtue of that status, our officers, directors and beneficial owners of more than 10% of our registered equity securities were not subject to the requirements of Section 16(a) of the Exchange Act during the fiscal year ended March 31, 2015. As a result of its recent transition to domestic reporting status, the Company is required to comply with Section 16(a) beginning with the fiscal year ended March 31, 2016.

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Shareholder Proposals for 2016 Annual Meeting of Shareholders

Shareholder proposals intended to be included in our proxy statement and voted on at our 2016 Annual Meeting of Shareholders must be received at our corporate headquarters at 27 Signal Road, Stamford, Connecticut 06902, attention: Secretary, on or before February 13, 2016. Applicable SEC rules and regulations as well as our bylaws govern the submission of shareholder proposals, including director nominations, and our consideration of them for inclusion in the 2016 notice of Annual Meeting of Shareholders and the 2016 proxy statement.

To bring before the 2016 Annual Meeting of Shareholders any business not included in the meeting’s proxy statement (including to nominate a candidate director not named in the proxy statement), a shareholder must (i) give timely written notice of that business to our Secretary and (ii) qualify as a shareholder of record both on the date the shareholder supplies notice and through the record date for the 2016 Annual Meeting. To be timely, the notice must be delivered to or mailed and received by the Company no earlier than April 24, 2016 (90 days prior to July 23, 2016, the one-year anniversary of the Annual Meeting) and no later than May 24, 2016 (60 days prior to July 23, 2016). The public disclosure of any adjournment of an annual meeting of the shareholders will not extend the time period allotted to shareholders to give notice. Where the shareholder wishes to nominate a candidate for director, the written notice must contain the information concerning the shareholder and each nominee as required by Article III, Section 3 of our bylaws, which is discussed in this Proxy Statement at “Board Meeting and Board Committee Information—Nominating and Corporate Governance Committee and Director Nominations.” For all other proposals, the shareholder’s written notice must include the information set forth in Article II, Section 2 of our bylaws. A copy of our bylaws is available upon request to: Dorian LPG Ltd. c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, CT 06902, attention: Secretary.

The foregoing bylaw provisions do not affect a shareholder’s ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8 of the SEC’s proxy rules as referenced above. A proxy may confer discretionary authority to vote on any matter at a meeting if we do not receive notice of the matter within the time frames described in the paragraph above. The officer presiding at the meeting may exclude matters that are not properly presented in accordance with the applicable SEC rules and regulations and our bylaws.

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Other Business

As of the date of this Proxy Statement, we do not know of any other matters that may be presented for action at the meeting. Should any other business properly come before the meeting, the persons named on the enclosed proxy will, as stated therein, have discretionary authority to vote the shares represented by such proxy in accordance with their best judgment.

Annual Report to Shareholders and Form 10-K

The annual report to shareholders for the fiscal year ended March 31, 2015, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2015 (the “Annual Report on Form 10-K”), is being mailed with this Proxy Statement to those shareholders that received a copy of the proxy materials in the mail. The Annual Report on Form 10-K is not a part of our proxy soliciting materials. For those shareholders that received the Notice of Internet Availability of Proxy Materials, this Proxy Statement and our annual report to shareholders for the fiscal year ended March 31, 2015 are available at our website at www.dorianlpg.com. Additionally, and in accordance with SEC rules, you may access this Proxy Statement at www.edocumentview.com/LPG. The Annual Report on Form 10-K and the exhibits filed with it are available at our website at www.dorianlpg.com. Upon written request by any shareholder to Investor Relations at IR@dorianlpg.com, we will furnish to shareholders, without charge, a copy of the annual report for the fiscal year ended March 31, 2015, including the financial statements and the related footnotes. The Company’s copying costs will be charged if exhibits to the Annual Report on Form 10-K are requested.

John Hadjipateras
Chairman of the Board

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APPENDIX A

DORIAN LPG LTD.

2014 EQUITY INCENTIVE PLAN

ARTICLE I.

General

1.1.         Purpose

The Dorian LPG Ltd. 2014 Equity Incentive Plan (the “Plan”) is designed to provide certain Key Persons (as defined below), whose initiative and efforts are deemed to be important to the successful conduct of the business of Dorian LPG Ltd. (the “Company”), with incentives to (a) enter into and remain in the service of the Company or its Affiliates (as defined below), (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance and (d) enhance the long-term performance of the Company.

1.2.         Administration

(a)           Administration.  The Plan shall be administered by a committee appointed by the Company’s Board of Directors (the “Board”) from among its members (which may be the Compensation Committee) (such committee, the “Administrator”) and shall be comprised, unless otherwise determined by the Board, solely of not less than two members who shall be (i) “Non-Employee Directors” within the meaning of Rule 16b-3 (or any successor rule) under the U.S. Securities Exchange Act of 1934, as amended (the “1934 Act”), and (ii) “outside directors” for purposes of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).  The Administrator is authorized, subject to the terms of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable.  Without limiting the generality of the foregoing, the Administrator may, in its sole discretion, clarify, construe or resolve any ambiguity in any provision of the Plan or any Award Agreement, accelerate or waive vesting of Awards and exercisability of Awards, extend the term or period of exercisability of any Award, waive any terms or conditions applicable to any Award or correct any defect, supply any omission and reconcile any inconsistency in the Plan or any Award Agreement.  All determinations and interpretations made by the Administrator under or with respect to the Plan or any Award shall be binding and conclusive and binding upon all Persons (as defined below).  Notwithstanding anything in this Section 1.2(a) to the contrary, the Board, or any other committee or sub-committee established by the Board, is hereby authorized (in addition to any necessary action by the Administrator) to grant or approve Awards as necessary to satisfy the requirements of Section 16 of the 1934 Act and the rules and regulations thereunder and to act in lieu of, and as, the Administrator with respect to Awards made to non-employee directors under the Plan.  No member of the Board or the Administrator and no officer or employee of the Company or any Affiliate (such Persons, a “Covered Person”) shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member, officer or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated.  The Company shall indemnify each Covered Person and any agent of the Administrator who is an employee of the Company or an Affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such Person’s bad faith, gross negligence or willful misconduct.

(b)           Delegation.   The Administrator may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Administrator, or any Person to whom it has so delegated duties, may employ one or more Persons to render advice with respect to any responsibility the Administrator or such Person may have under the Plan.  The Administrator may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent.  Expenses incurred by the Administrator in the engagement of such counsel, consultant or agent shall be paid by the Company, or the Subsidiary or Affiliate whose employees have benefited from the Plan, as determined by the Administrator.

A-1

1.3.         Persons Eligible for Awards

The Persons eligible to receive Awards under the Plan are those directors, officers and employees (including any prospective officer or employee) of the Company and its Subsidiaries and Affiliates and consultants and service providers to (including Persons who are employed by or provide services to any entity that is itself a consultant or service provider to) the Company and its Subsidiaries and Affiliates, as well as entities wholly-owned or generally exclusively controlled by such persons (collectively, “Key Persons”), as the Administrator shall select.  Designation of a Key Person as a participant in any year shall not require the Administrator to designate such Key Person to receive an Award in any other year or, once designated, to receive the same type of amount of Awards as granted to the Key Person in any other year.

1.4.         Types of Awards

Awards may be made under the Plan in the form of (a) non-qualified stock options (i.e., any stock options granted under the Plan that are not “incentive stock options”), (b) stock appreciation rights, (c) stock awards, (d) restricted stock units, and (e) performance compensation awards that the Administrator determines are consistent with the purposes of the Plan and the interests of the Company, all as more fully set forth in the Plan.  The term “Award” means any of the foregoing that are granted under the Plan.  Options issued under the Plan shall not be “incentive stock options” within the meaning of Section 422 of the Code.  Stock Awards, performance compensation Awards, and restricted stock unit Awards may, as determined by the Administrator in its discretion, constitute Performance-Based Awards, as described in Section 2.7 below.  Awards shall be evidenced by agreements (“Award Agreements”)(which need not be identical) in such forms as the Administrator may from time to time approve, and Awards shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

1.5.         Shares Available for Awards; Adjustments for Changes in Capitalization

(a)           Maximum Number.  Subject to the provisions of this Section 1.5, including any adjustment as provided in Section 1.5(c), the maximum number of shares of common stock of the Company, par value $0.01 (“Common Stock”), that may delivered to participants (including permitted assignees) and their beneficiaries under the Plan shall be 2,850,000, which may be authorized and unissued or treasury shares.  Any shares of Common Stock covered by an Award (or portion of an Award) granted under the Plan which is forfeited or canceled, expires or, in the case of an Award other than an option, is settled in cash, shall be deemed not to have been delivered for purposes of determining the maximum number of shares available for delivery under the Plan.  The preceding sentence shall apply only for the purposes of determining the aggregate number of shares of Common Stock subject to Awards and that are available for delivery under the Plan, but shall not apply for purposes of determining pursuant to Section 1.5(d) the maximum number of shares of Common Stock with respect to which Awards (including the maximum number of shares of Common Stock subject to options and stock appreciation rights) may be granted or measured to an individual participant under the Plan.

(b)           The following shares of Common Stock may not again be made available for delivery to participants under the Plan during the term of the Plan: (i) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding option or stock appreciation right or (ii) shares of Common Stock used to pay the exercise price or withholding taxes related to an outstanding Award.  Shares of Common Stock delivered under the Plan in settlement, assumption or substitution of outstanding Awards (or obligations to grant future Awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution is a result of the Company or its Subsidiaries or Affiliates acquiring another entity (or an interest in another entity).  This Section 1.5(b) shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Awards and that are available for delivery under the Plan, but shall not apply for purposes of determining pursuant to Section 1.5(d) the maximum number of shares of Common Stock (A) with respect to which Awards (including the maximum number of shares of Common Stock subject to options and stock appreciation rights) may be granted or measured to an individual participant under the Plan or (B) that may be delivered through options under the Plan.

(c)           Adjustments.  (i)  In the event that any dividend or other distribution (whether in the form of cash, Company shares, other securities or other property), stock split, reverse stock split, reorganization, merger, consolidation, split-up, combination, repurchase or exchange of Company shares or other securities of the Company, issuance of warrants or other rights to purchase Company shares or other securities of the Company, or other similar corporate transaction or event, other than an Equity Restructuring (as defined below), affects the Company shares such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of the number of shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan, including with respect to individual limitations in Section 1.5(d).

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(ii)           The Administrator is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 1.5(c)(i) or the occurrence of a Change in Control (as defined below), other than an Equity Restructuring) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles or law, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, including providing for (A) adjustment to (1) the number of shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (2) the exercise price with respect to any Award and (B) a substitution or assumption of Awards, accelerating the exercisability or vesting of, or lapse of restrictions on, Awards, or accelerating the termination of Awards by providing for a period of time for exercise prior to the occurrence of such event, or, if deemed appropriate or desirable, providing for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award (it being understood that, in such event, any option or stock appreciation right having a per share exercise price equal to, or in excess of, the Fair Market Value (as defined below) of a share subject to such option or stock appreciation right may be cancelled and terminated without any payment or consideration therefor).

(iii)          In the event of (A) a dissolution or liquidation of the Company, (B) a sale of all or substantially all the Company’s assets or (C) a merger, reorganization or consolidation involving the Company or one of its Subsidiaries, the Administrator shall have the power to:

(1)   provide that outstanding options, stock appreciation rights, restricted stock units (including any related dividend equivalent right) and/or other Awards granted under the Plan shall either continue in effect, be assumed or an equivalent award shall be substituted therefor by the successor entity or a parent or subsidiary entity;

(2)   cancel, effective immediately prior to the occurrence of such event, options, stock appreciation rights, restricted stock units (including each dividend equivalent right related thereto) and/or other Awards granted under the Plan outstanding immediately prior to such event (whether or not then exercisable) and, in full consideration of such cancellation, pay to the holder of such Award a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Administrator) of the shares subject to such Award (or the value of such Award, as determined by the Administrator, if not based on the Fair Market Value of shares) over the aggregate exercise price of such Award (or the grant price of such Award, if any, if applicable)(it being understood that, in such event, any option or stock appreciation right having a per share exercise price equal to, or in excess of, the Fair Market Value of a share subject to such option or stock appreciation right may be cancelled and terminated without any payment or consideration therefor); or

(3)   notify the holder of an option or stock appreciation right in writing or electronically that each option and stock appreciation right shall be fully vested and exercisable for a period of 30 days from the date of such notice, or such shorter period as the Administrator may determine to be reasonable, and the option or stock appreciation right shall terminate upon the expiration of such period (which period shall expire no later than immediately prior to the consummation of the corporate transaction).

(iv)          In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in this Section 1.5(c):

(A)       The number and type of securities or other property subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and

(B)       The Administrator shall make such equitable adjustments, if any, as the Administrator may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations set forth in Sections 1.5(a) and 1.5(d)).  The adjustments provided under this Section 1.5(c)(iv) shall be nondiscretionary and shall be final and binding on the affected participant and the Company.

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(d)           Individual Limits.  The maximum number of shares of Common Stock with respect to which Awards may be granted or measured to any individual participant under the Plan during any one calendar year during the term of the Plan, and the maximum number of shares of Common Stock with respect to which Awards may be granted under the Plan in the form of options and stock appreciation rights to any individual participant under the Plan during any one calendar year, shall not exceed 1,425,000, and the maximum Performance-Based Awards that may be granted to any one Key Person under the Plan during any one calendar year shall not exceed 1,425,000 shares of Common Stock (or, in the event the Performance-Based Awards are paid in cash, other securities, other Awards or other property, the equivalent cash value of such shares of Common Stock on the first day of the performance period to which such Award relates), and the maximum number of shares of Common Stock that may be granted to any non-employee director of the Company (with such status as a non-employee director being determined as the date of grant of the applicable Award for this purpose) in any one calendar year shall not exceed 142,500 shares of Common Stock (or, in the event the Awards are paid in cash, other securities, other Awards or other property, the equivalent cash value of such shares of Common Stock on the first day of the calendar year in which such Awards are granted) (in each case subject to the restrictions set forth in Section 1.5(a) and the adjustments made in accordance with Section 1.5(c) hereof).

(e)           Stock Legends.  The Administrator may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

1.6.         Definitions of Certain Terms

(a)           “Affiliate” shall mean (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Administrator.

(b)           Unless otherwise set forth in the applicable Award Agreement, in connection with a termination of employment or consultancy/service relationship or a dismissal from Board membership, for purposes of the Plan, the term “for Cause” shall be defined as follows:

 (i)            if there is an employment, severance, consulting, service, change in control or other agreement governing the relationship between the grantee, on the one hand, and the Company or an Affiliate, on the other hand, that contains a definition of “cause” (or similar phrase), for purposes of the Plan, the term “for Cause” shall mean those acts or omissions that would constitute “cause” under such agreement; or

 (ii)           if the preceding clause (i) is not applicable to the grantee, for purposes of the Plan, the term “for Cause” shall mean any of the following:

(A)          any failure by the grantee substantially to perform the grantee’s employment or consulting/service or Board membership duties;

(B)          any excessive unauthorized absenteeism by the grantee;

(C)          any refusal by the grantee to obey the lawful orders of the Board or any other Person to whom the grantee reports;

(D)          any act or omission by the grantee that is or may be injurious to the Company or any Affiliate, whether monetarily, reputationally or otherwise;

(E)           any act by the grantee that is inconsistent with the best interests of the Company or any Affiliate;

(F)           the grantee’s gross negligence that is injurious to the Company or any Affiliate, whether monetarily, reputationally or otherwise;

(G)          the grantee’s material violation of any of the policies of the Company or any Affiliate, as applicable, including, without limitation, those policies relating to discrimination or sexual harassment;

(H)          the grantee’s material breach of his or her employment or service contract with the Company or any Affiliate;

(I)            the grantee’s unauthorized (1) removal from the premises of the Company or any Affiliate of any document (in any medium or form) relating to the Company or any Affiliate or the customers or clients of the Company or any Affiliate or (2) disclosure to any Person of any of the Company’s, or any Affiliate’s, confidential or proprietary information;

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(J)            the grantee’s being convicted of, or entering a plea of guilty or nolo contendere to, any crime that constitutes a felony or involves moral turpitude; and

(K)          the grantee’s commission of any act involving dishonesty or fraud.

Any rights the Company or any Affiliate may have under the Plan in respect of the events giving rise to a termination or dismissal “for Cause” shall be in addition to any other rights the Company or any Affiliate may have under any other agreement with a grantee or at law or in equity.  Any determination of whether a grantee’s employment or consultancy/service relationship is (or is deemed to have been) terminated “for Cause” shall be made by the Administrator.  If, subsequent to a grantee’s voluntary termination of employment or consultancy/service relationship or involuntary termination of employment or consultancy/service relationship without Cause, it is discovered that the grantee’s employment or consultancy/service relationship could have been terminated “for Cause”, the Administrator may deem such grantee’s employment or consultancy/service relationship to have been terminated “for Cause” upon such discovery and determination by the Administrator.

(c)           Unless otherwise set forth in the applicable Award Agreement, “Disability” shall mean the grantee’s being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or the grantee’s, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the grantee’s employer.  The existence of a Disability shall be determined by the Administrator.

(d)           “Equity Restructuring” shall mean a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Common Stock (or other securities of the Company) or the share price thereof and causes a change in the per share value of the shares underlying outstanding Awards.

(e)           The “Fair Market Value” of a share of Common Stock on any day shall be the closing price on the New York Stock Exchange, or, if not traded on the New York Stock Exchange, such other primary stock exchange upon which such shares are then listed, as reported for such day in The Wall Street Journal (or, if not reported in The Wall Street Journal, such other reliable source as the Administrator may determine), or, if no such price is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day.  If no quotation is made for the applicable day, the Fair Market Value of a share of Common Stock on such day shall be determined in the manner set forth in the preceding sentence for the next preceding trading day.  Notwithstanding the foregoing, if there is no reported closing price or high bid/low asked price that satisfies the preceding sentences, or if otherwise deemed necessary or appropriate by the Administrator, the Fair Market Value of a share of Common Stock on any day shall be determined by such methods and procedures as shall be established from time to time by the Administrator.  The “Fair Market Value” of any property other than Common Stock shall be the fair market value of such property determined by such methods and procedures as shall be established from time to time by the Administrator.

(f)            “Person” shall mean any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

(g)           Unless otherwise set forth in the applicable Award Agreement, “Retirement” shall mean a grantee’s formal retirement from employment with the Company and its Subsidiaries under acceptable circumstances as determined by the Administrator in its sole discretion (which determination may be conditioned upon, among other things, the grantee entering into a non-competition agreement with the Company and its Subsidiaries and Affiliates).

(h)           “Subsidiary” shall mean any entity in which the Company, directly or indirectly, has a 50% or more equity interest.

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ARTICLE II.

Awards Under The Plan

2.1.         Grant of Stock Options

Stock options will consist of Awards from the Company that will enable the holder to purchase a number of shares of Common Stock, at set terms.  The Administrator will have the authority to grant to any Key Person one or more options.  Each option shall be subject to such terms and conditions consistent with the Plan as the Administrator may impose from time to time, subject to the following limitations:

(a)           Exercise Price.  Each option granted hereunder shall have such per share exercise price as the Administrator may determine at the date of grant; provided, however, that, subject to adjustment as provided under Section 1.5(c), the per-share exercise price shall not be less than 100% of the Fair Market Value of the Common Stock on the date the option is granted.

(b)           Payment of Exercise Price.  The option exercise price may be paid in cash or, in the discretion of the Administrator, by the delivery of shares of Common Stock of the Company then owned by the participant, by the withholding of shares of Common Stock for which an option is exercisable or by a combination of these methods.  In the discretion of the Administrator, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price.  To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.  The Administrator may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of an option by delivery of shares of Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the option.  In determining which methods a participant may utilize to pay the exercise price, the Administrator may consider such factors as it determines are appropriate.

(c)           Exercise Period.  Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that no option shall be exercisable later than ten years after the date it is granted.  All options shall terminate at such earlier times and upon such conditions or circumstances as the Administrator shall in its discretion set forth in such option Award Agreement at the date of grant.

2.2.         Stock Appreciation Rights

(a)           Nature of Stock Appreciation Rights.  The Administrator may, in its discretion, grant stock appreciation rights to the holders of any options granted hereunder.  In addition, stock appreciation rights may be granted independently of, and without relation to, options.  A stock appreciation right means a right to receive a payment, in cash, Common Stock or a combination thereof, in an amount equal to the excess of (i) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (ii) the Fair Market Value, or other specified valuation (which shall be no less than the Fair Market Value) of such shares of Common Stock on the date the right is granted, all as determined by the Administrator; provided, however, that if a stock appreciation right is granted in tandem with an option, the designated Fair Market Value in the Award Agreement may be the Fair Market Value on the date such Stock Option was granted.  Each stock appreciation right shall be subject to such terms and conditions as the Administrator shall impose from time to time.

(b)           Exercise of Stock Appreciation Rights.  Stock appreciation rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that no stock appreciation rights shall be exercisable later than ten years after the date it is granted.  All stock appreciation rights shall terminate at such earlier times and upon such conditions or circumstances as the Administrator shall in its discretion set forth in such stock appreciation right’s Award Agreement at the date of grant.

2.3.         Options and Stock Appreciation Rights.

(a)           No Stockholders Rights.  No grantee of an option or stock appreciation right (or other Person having the right to exercise such Award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such Award until the issuance of a stock certificate to such Person for such shares or an account in the name of the grantee evidences ownership of stock in uncertificated form.  Except as otherwise provided in Section 1.5(c), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued or the date an account evidencing ownership of the stock in uncertificated form notes receipt of such stock.

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(b)           Repricing.  Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding options and stock appreciation rights may not be amended by the Administrator to (i) reduce the exercise price of such outstanding options or stock appreciation rights or (ii) cancel such outstanding options or stock appreciation rights in exchange for cash, other Awards or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights without stockholder approval.

2.4.         Stock Awards

The Administrator may, in its discretion, grant stock awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Common Stock issued or transferred to participants with or without other payments therefor.  Stock Awards may be subject to such terms and conditions as the Administrator determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment or service within specified periods, and may constitute Performance-Based Awards, as described below.  The Administrator may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such stock Award.  The Administrator may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed.  The stock Award shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares.

2.5.         Restricted Stock Units

(a)           Nature of Restricted Stock Units.  The Administrator may, in its discretion, grant restricted stock units to Key Persons hereunder.  The Administrator shall determine the criteria for the vesting of restricted stock units and may provide for payment in shares of Common Stock, in cash or in any combination of shares of Common Stock and cash, at such time as the Award Agreement shall specify.  Restricted stock units may constitute Performance-Based Awards.  Shares of Common Stock issued pursuant to this Section 2.5 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Administrator.  The Administrator shall determine whether a Key Person granted a restricted stock unit shall be entitled to a Dividend Equivalent Right (as defined below).

(b)           Settlement.  Upon vesting of a restricted stock unit, unless the Administrator has determined to defer payment with respect to such restricted stock unit or a grantee has elected to defer payment under subsection (c) below, shares of Common Stock representing the restricted stock units shall be distributed to the participant unless the Administrator, with the consent of the participant, provides for the payment of the restricted stock units in cash or partly in cash and partly in shares of Common Stock equal to the Fair Market Value of the shares of Common Stock which would otherwise be distributed to the participant.

(c)           Delayed Settlement.  Prior to the year with respect to which a restricted stock unit may vest, the Administrator may, in its discretion, permit a participant to elect not to receive shares of Common Stock and/or cash, as applicable, upon the vesting of such restricted stock unit and for the Company to continue to maintain the restricted stock unit on its books of account.  In such event, the value of a restricted stock unit shall be payable in shares of Common Stock and/or cash, as applicable, pursuant to the agreement of deferral.

(d)           Definitions.  A “restricted stock unit” means a notional account representing one share of Common Stock.  A “Dividend Equivalent Right” means the right to receive the amount of any dividend paid on the share of Common Stock underlying a restricted stock unit, which shall be payable in cash or in the form of additional restricted stock units at the time or times specified by the Administrator or as the Award Agreement shall specify.

(e)           No Stockholder Rights.  No grantee of a restricted stock unit shall have any of the rights of a stockholder of the Company with respect to such Award unless and until a stock certificate is issued with respect to such Award upon the vesting of such Award or an account in the name of the grantee evidences ownership of stock in uncertificated form (it being understood that the Administrator shall determine whether to pay any vested restricted stock unit in the form of cash or Company shares or both).  Except as otherwise provided in Section 1.5(c), no adjustment to any restricted stock unit shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate, if any, is issued or the date an account evidencing ownership of the stock in uncertificated form notes receipt of such stock.

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2.6.         Performance Compensation Awards

(a)           Nature of Performance Compensation Awards.  Performance compensation Awards may be granted to participants at any time and from time to time, as shall be determined by the Administrator.  Performance compensation Awards may, as determined by the Administrator in its sole discretion, constitute Performance-Based Awards.  The Administrator shall have complete discretion in determining the number, amount and timing of performance compensation Awards granted to any Key Person.  Such performance compensation Awards may be in the form of shares of Common Stock or restricted stock units.  Performance compensation Awards may be awarded as short-term or long-term incentives.  With respect to those performance compensation Awards that are intended to constitute Performance-Based Awards, the Administrator shall set performance targets at its discretion which, depending on the extent to which they are met, will determine the number and/or value of performance compensation Awards that will be paid out to the participants, and may attach to such performance compensation Awards one or more restrictions.  Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

(b)           Adjustments.  With respect to those performance compensation Awards that are not intended to constitute Performance-Based Awards, the Administrator shall have the authority at any time to make adjustments to performance targets for any outstanding performance compensation Awards which the Administrator deems necessary or desirable unless at the time of establishment of goals the Administrator shall have precluded its authority to make such adjustments.

(c)           Settlement.  Payment of earned performance compensation Awards shall be made in accordance with terms and conditions prescribed or authorized by the Administrator.  The Administrator may require or permit the deferral of, the receipt of performance compensation Awards upon such terms as the Administrator deems appropriate and in accordance with Sections 409A and 457A of the Code, to the extent applicable.

2.7.         Performance-Based Awards

Certain Awards granted under the Plan (following the receipt of any requisite shareholder approval) may be granted in a manner such that the Awards are intended to qualify for the performance-based compensation exemption of Section 162(m) of the Code (“Performance-Based Awards”).  As determined by the Administrator in its sole discretion, either the vesting or the exercise of such Performance-Based Awards shall be based on one or more business criteria that apply to the individual participant, one or more business units of the Company or the Company as a whole.  The business criteria shall be as follows, individually or in combination, adjusted in such manner as the Administrator shall determine: (i) net sales; (ii) pretax income before allocation of corporate overhead and bonus; (iii) budget; (iv) earnings per share; (v) net income; (vi) division, group or corporate financial goals; (vii) return on stockholders’ equity; (viii) return on assets; (ix) attainment of strategic and operational initiatives; (x) appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; (xi) market share; (xii) gross profits; (xiii) earnings before interest and taxes; (xiv) earnings before interest, taxes, depreciation and amortization; (xv) economic value-added models and comparisons with various stock market indices; (xvi) reductions in costs; or (xvii) any combination of the foregoing.  In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria.  With respect to Performance-Based Awards, (a) the Administrator shall establish in writing (1) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (2) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed) and (b) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Administrator certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.  With respect to any Awards intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Administrator shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Administrator may reduce or eliminate the number of shares of Common Stock or cash granted or the number of shares of Common Stock vested upon the attainment of such performance goal.

2.8.         Foreign Laws.

The Administrator may grant Awards to individual participants who are subject to the tax laws of nations other than the United States, which Awards may have terms and conditions as determined by the Administrator as necessary to comply with applicable foreign laws.  The Administrator may take any action which it deems advisable to obtain approval of such Awards by the appropriate foreign governmental entity; provided, however, that no such Awards may be granted pursuant to this Section 2.8 and no action may be taken with respect to such Awards which would result in a violation of the 1934 Act, the Code or any other applicable law.

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ARTICLE III.
Miscellaneous

3.1.         Duration, Amendment, Termination and Duration

(a)           Amendment/Termination of the Plan.  The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any Award theretofore made under the Plan without the consent of the grantee (or, upon the grantee’s death, the Person having the rights to the Award).

(b)           Stockholder Approval Requirement.  No amendment of the Plan may be made without approval of the stockholders of the Company if the amendment will: (i) increase the aggregate number of shares of Common Stock that may be delivered (either in the aggregate or through options) under the Plan (other than an increase solely to reflect a reorganization, stock split, merger, spin-off or similar transaction); (ii) increase the maximum amounts which can be paid to an individual under the Plan; (iii) change the types of business criteria on which Performance-Based Awards are to be based under the Plan; (iv) modify the requirements as to eligibility for participation in the Plan; (v) expand the types of awards available under the Plan; (vi) materially extend the term of the Plan; (vii) materially change the method of determining the exercise price of options under the Plan; or (viii) delete or limit any provision prohibiting repricing of options.

(c)           Modification of Awards.  The Administrator may cancel or amend any Award under the Plan, including, without limitation, by amendment which would accelerate the time or times at which the Award becomes unrestricted, vested or may be exercised.  However, any such cancellation or amendment (other than an amendment made in accordance with Section 1.5, 3.5 or 3.16) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding Award shall be made only with the consent of the grantee (or, upon the grantee’s death, the Person having the right to the Award).

(d)           Duration.  No Award shall be granted more than ten years after the Effective Date.

3.2.         Other Provisions

Awards under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other Key Person) as the Administrator determines appropriate, including, without limitation, for the installment purchase of Common Stock under options, for the installment exercise of stock appreciation rights, to assist the participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Award, for the termination of any Award and the forfeiture of any gain realized in respect of an Award upon the occurrence of certain activity by the participant that is harmful to the Company, for the acceleration of exercisability or vesting of Awards or the payment of the value of Awards in the event that the control of the Company changes (including, without limitation, a Change in Control), or to comply with Federal and state securities laws, or understandings or conditions as to the participant’s employment (including, without limitation, any restrictions on the ability of the participant to engage in activities that are competitive with the Company) in addition to those specifically provided for under the Plan.

3.3.         Nontransferability

Each Award granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant’s lifetime, only by the participant.  In the event of the death of a participant, each then-outstanding option or stock appreciation right theretofore granted to him or her under the Plan shall be exercisable during such period after his or her death as the Administrator shall in its discretion set forth in such option or stock appreciation right Award Agreement at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the Persons to whom the deceased participant’s rights under the option or stock appreciation right shall pass by will or the laws of descent and distribution.  Notwithstanding the foregoing, at the discretion of the Administrator, an Award Agreement may permit the transferability of an Award by a participant solely to the participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the Award Agreement.  All terms and conditions of the Plan and the applicable Award Agreements will be binding upon any permitted successors or assigns.

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3.4.         Taxes

(a)           Withholding.  A grantee or other Award holder under the Plan shall be required to pay, in cash, to the Company, and the Company and its Affiliates shall have the right and are hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to such grantee or other Award holder, the amount of any applicable withholding taxes in respect of an Award, its grant, its exercise, its vesting, or any payment or transfer under an Award or under the Plan, and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for payment of such taxes.  Whenever shares of Common Stock are to be delivered pursuant to an Award under the Plan, with the approval of the Administrator, which the Administrator shall have sole discretion whether or not to give, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of minimum tax required to be withheld.  Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined.  Fractional share amounts shall be settled in cash.  Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award as may be approved by the Administrator in its sole discretion.

(b)           Liability for Taxes.  Grantees and holders of Awards are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including, without limitation, any taxes arising under Sections 409A and 457A of the Code) and the Company shall not have any obligation to indemnify or otherwise hold any such Person harmless from any or all of such taxes.  The Administrator shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or, notwithstanding anything to the contrary in the Plan or any Award Agreement, to unilaterally modify any Award in a manner that (i) conforms with the requirements of Sections 409A and 457A of the Code (to the extent applicable), (ii) voids any participant election to the extent it would violate Sections 409A or 457A of the Code (to the extent applicable) and (iii) for any distribution event or election that could be expected to violate Section 409A of the Code, make the distribution only upon the earliest of the first to occur of a “permissible distribution event” within the meaning of Section 409A of the Code or a distribution event that the participant elects in accordance with Section 409A of the Code.  The Administrator shall have the sole discretion to interpret the requirements of the Code, including, without limitation, Sections 409A and 457A, for purposes of the Plan and all Awards.

3.5.         Change in Control

(a)           Change in Control Defined.  Unless otherwise set forth in the applicable Award Agreement, for purposes of the Plan, “Change in Control” shall mean the occurrence of any of the following:

(i)            any “person” (as defined in Section 13(d)(3) of the 1934 Act), company or other entity acquires “beneficial ownership” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 50% of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company; provided, however, that no Change in Control shall have occurred in the event of such an acquisition by  (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate, (C) any company or other entity owned, directly or indirectly, by the holders of the voting stock ordinarily entitled to elect directors of the Company in substantially the same proportions as their ownership of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company immediately prior to such acquisition or (D) Scorpio Tankers Inc. (“Scorpio”), SeaDor Holdings LLC (“SeaDor”), Dorian Holdings LLC (“Dorian”) or Kensico Capital (“Kensico”) or any entity which Scorpio, SeaDor, Dorian or Kensico directly or indirectly “controls” (as defined in Rule 12b-2 under the 1934 Act);

(ii)           the sale of all or substantially all the Company’s assets in one or more related transactions to any “person” (as defined in Section 13(d)(3) of the 1934 Act), company or other entity; provided, however, that no Change in Control shall have occurred in the event of such a sale (A) to a Subsidiary which does not involve a material change in the equity holdings of the Company, (B) to an entity (the “Acquiring Entity”) which has acquired all or substantially all the Company’s assets if, immediately following such sale, 50% or more of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Acquiring Entity (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of more than 50% of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Acquiring Entity) is beneficially owned by the holders of the voting stock ordinarily entitled to elect directors of the Company immediately prior to such sale in substantially the same proportions as the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company immediately prior to such sale or (C) to Scorpio, SeaDor, Dorian or Kensico or any entity which Scorpio, SeaDor, Dorian or Kensico directly or indirectly “controls” (as defined in Rule 12b-2 under the 1934 Act);

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(iii)          any merger, consolidation, reorganization or similar event of the Company or any Subsidiary; provided, however, that no Change in Control shall have occurred in the event 50% or more of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the surviving entity (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of more than 50% of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the surviving entity) is beneficially owned by the holders of the voting stock ordinarily entitled to elect directors of the Company immediately prior to such event in substantially the same proportions as the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company immediately prior to such event;

(iv)          the approval by the Company’s stockholders of a plan of complete liquidation or dissolution of the Company; or

(v)           during any period of 12 consecutive calendar months, individuals:

(A)         who were directors of the Company on the first day of such period, or

(B)          whose election or nomination for election to the Board was recommended or approved by at least a majority of the directors then still in office who were directors of the Company on the first day of such period, or whose election or nomination for election were so approved, shall cease to constitute a majority of the Board.

Notwithstanding the foregoing, unless otherwise set forth in the applicable Award Agreement, (1) in no event shall a Change in Control be deemed to have occurred in connection with an initial public offering of Common Stock, and (2)  for each Award subject to Section 409A of the Code, a Change in Control shall be deemed to have occurred under this Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code, provided that such limitation shall apply to such Award only to the extent necessary to avoid adverse tax effects under Section 409A of the Code.

(b)           Effect of a Change in Control.  Unless the Administrator provides otherwise in an Award Agreement, upon the occurrence of a Change in Control:

(i)            notwithstanding any other provision of this Plan, any Award then outstanding shall become fully vested and any forfeiture provisions thereon imposed pursuant to the Plan and the applicable Award Agreement shall lapse and any Award in the form of an option or stock appreciation right shall be immediately exercisable; and

(ii)           to the extent permitted by law and not otherwise limited by the terms of the Plan, the Administrator may amend any Award Agreement in such manner as it deems appropriate.

3.6.         Operation and Conduct of Business

Nothing in the Plan or any Award Agreement shall be construed as limiting or preventing the Company or any Affiliate from taking any action with respect to the operation and conduct of its business that its deems appropriate or in its best interests, including any or all adjustments, recapitalizations, reorganizations, exchanges or other changes in the capital structure of the Company or any Affiliate, any merger or consolidation of the Company or any Affiliate, any issuance of Company shares or other securities or subscription rights, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or other securities or rights thereof, any dissolution or liquidation of the Company or any Affiliate, any sale or transfer of all or any part of the assets or business of the Company or any Affiliate, or any other corporate act or proceeding, whether of a similar character or otherwise.

3.7.         No Rights to Awards

No Key Person or other Person shall have any claim to be granted any Award under the Plan.

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3.8.         Right of Discharge Reserved

Nothing in the Plan or in any Award Agreement shall confer upon any grantee the right to continue his or her employment with the Company or any Affiliate, his or her consultancy/service relationship with the Company or any Affiliate, or his or her position as a director of the Company or any Affiliate, or affect any right that the Company or any Affiliate may have to terminate such employment or consultancy/service relationship or service as a director.

3.9.         Non-Uniform Determinations

The Administrator’s determinations and the treatment of Key Persons and grantees and their beneficiaries under the Plan need not be uniform and may be made and determined by the Administrator selectively among Persons who receive, or who are eligible to receive, Awards under the Plan (whether or not such Persons are similarly situated).  Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the Persons to receive Awards under the Plan, (b) the types of Awards granted under the Plan, (c) the number of shares to be covered by, or with respect to which payments, rights or other matters are to be calculated with respect to, Awards and (d) the terms and conditions of Awards.

3.10.       Headings

Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such section, subsection, paragraph or subdivision.

3.11.       Effective Date

The Plan shall be effective as of April 24, 2014, the date on which the Plan was adopted by the Board (the “Effective Date”).  The Board may, but need not, make the granting of any Awards under the Plan subject to the approval or ratification of the Plan and/or the Award by the Company’s stockholders.

3.12.       Restriction on Issuance of Stock Pursuant to Awards

The Company shall not permit any shares of Common Stock to be issued pursuant to Awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable under applicable law.  Notwithstanding anything to the contrary in the Plan or any Award Agreement, at the time of the exercise of any Award, at the time of vesting of any Award, at the time of payment of shares of Common Stock in exchange for, or in cancellation of, any Award, or at the time of grant of any unrestricted shares under the Plan, the Company and the Administrator may, if either shall deem it necessary or advisable for any reason, require the holder of an Award (a) to represent in writing to the Company that it is the Award holder’s then-intention to acquire the shares with respect to which the Award is granted for investment and not with a view to the distribution thereof or (b) to postpone the date of exercise until such time as the Company has available for delivery to the Award holder a prospectus meeting the requirements of all applicable securities laws; and no shares shall be issued or transferred in connection with any Award unless and until all legal requirements applicable to the issuance or transfer of such shares have been complied with to the satisfaction of the Company and the Administrator.  The Company and the Administrator shall have the right to condition any issuance of shares to any Award holder hereunder on such Person’s undertaking in writing to comply with such restrictions on the subsequent transfer of such shares as the Company or the Administrator shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and all share certificates delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Company or the Administrator may deem advisable under the Plan, the applicable Award Agreement or the rules, regulations and other requirements of the SEC, any stock exchange upon which such shares are listed, and any applicable securities or other laws, and certificates representing such shares may contain a legend to reflect any such restrictions.  The Administrator may refuse to issue or transfer any shares or other consideration under an Award if it determines that the issuance or transfer of such shares or other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the 1934 Act, and any payment tendered to the Company by a grantee or other Award holder in connection with the exercise of such Award shall be promptly refunded to the relevant grantee or other Award holder.  Without limiting the generality of the foregoing, no Award granted under the Plan shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Administrator has determined that any such offer, if made, would be in compliance with all applicable requirements of any applicable securities laws.

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3.13.       Requirement of Notification of Election Under Section 83(b) of the Code

If an Award recipient, in connection with the acquisition of Company shares under the Plan, makes an election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code), the grantee shall notify the Administrator of such election within ten days of filing notice of the election with the U.S. Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.

3.14.       Severability

If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to the applicable laws or, if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

3.15.       Sections 409A and 457A

To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Sections 409A and 457A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder.  Notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, in the event that the Administrator determines that any Award may be subject to Section 409A or 457A of the Code, the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (i) exempt the Plan and Award from Sections 409A and 457A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Sections 409A and 457A of the Code and related Department of Treasury guidance and thereby avoid the application of penalty taxes under Sections 409A and 457A of the Code.

3.16.       Unfunded Plan

Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.  All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.  The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

3.17.       No Fractional Shares

No fractional shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, Awards, other securities or other property shall be paid or transferred in lieu of any fractional shares or whether such fractional shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

3.18.       Governing Law

The Plan will be construed and administered in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

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Dorian LPG Ltd.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees and FOR Proposal 2 and Proposal 3.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Øivind Lorentzen	☐	☐	02 - John Lycouris	☐	☐	03 - Ted Kalborg	☐	☐

+

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X +

0244GE

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — DORIAN LPG LTD.

Notice of 2015 Annual Meeting of Shareholders

One Battery Park Plaza, New York, New York 10004
Proxy Solicited by Board of Directors for Annual Meeting — July 23, 2015

John Hadjipateras, Theodore B. Young or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Dorian LPG Ltd. to be held at 11:00 a.m. EST on July 23, 2015 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the Election of Three Directors, FOR the Ratification of Appointment of Deloitte Hadjipavlou Sofianos & Cambanis S.A. as the Company's Independent Registered Public Accounting Firm for the Year Ending March 31, 2016 and FOR the Adoption of the 2014 Equity Incentive Plan.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

Dorian LPG Ltd.

IMPORTANT ANNUAL MEETING INFORMATION

Admission Ticket

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by - 11:59 p.m. EST on July 22, 2015.

Vote by Internet

- Go to **www.investorvote.com/LPG**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees and FOR Proposal 2 and Proposal 3.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Øivind Lorentzen	☐	☐	02 - John Lycouris	☐	☐	03 - Ted Kalborg	☐	☐

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B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1 U P X +

0244FD